NUVEEN Exchange-Traded Funds
JUNE 30, 1999
ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQJ
NNJ
New Jersey

NQP
NPY
Pennsylvania

Photo of: People gardening.

Highlights
As of June 30, 1999



   CONTENTS
 1 Dear Shareholder
 3 New Jersey Portfolio Manager's Comments
 5 NQJ Performance Overview
 6 NNJ Performance Overview
 7 Pennsylvania Portfolio Manager's Comments
 9 NQP Performance Overview
10 NPY Performance Overview
11 Report of Independent Auditors
12 Portfolio of Investments
31 Statement of Net Assets
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Notes to Financial Statements
38 Financial Highlights
40 Build Your Wealth Automatically
41 Fund Information

================================================================================

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group, which ranked the
                                     Fund second out of nine funds, and the
                                     Lehman Brothers Municipal Bond Index *
                                   o **** Four-star Morningstar RatingTM **
Pie Chart:
AAA/U.S. Guaranteed                67%
AA                                 15%
A                                   5%
BBB/NR/Other                       13%

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group, which ranked the
                                     Fund first out of nine funds, and the
                                     Lehman Brothers Municipal Bond Index *
                                   o Has provided stable or increasing tax-free
                                     income for 68 consecutive months
Pie Chart:
AAA/U.S. Guaranteed                62%
AA                                 10%
A                                  16%
BBB/NR/Other                       12%

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                                   o Outperformed the one-year total return of
                                     its Lipper Peer Group *
                                   o **** Four-star Morningstar RatingTM **
Pie Chart:
AAA/U.S. Guaranteed                73%
AA                                 13%
A                                   7%
BBB/NR/Other                        7%

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                                   o Has provided stable or increasing income
                                     for 14 consecutive months
                                   o Taxable-equivalent yield on share price of
                                     8.79% ***

Pie Chart:
AAA/U.S. Guaranteed                75%
AA                                 11%
A                                   6%
BBB/NR/Other                        8%


* The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge. The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

** Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NQJ received 4 stars for the three and five-year periods, respectively. NQP received 3 stars for the three-year period and 4 stars for the five-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The funds were rated among 194 funds for the three-year period, 192 funds for the five-year period, and 29 funds for the 10-year period.

*** For investors in the combined 31% federal and applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

SIDEBAR TEXT: WEALTH TAKES A LIFETIME TO BUILD. ONCE ACHIEVED, IT SHOULD BE PRESERVED.

Dear Shareholder
It is my pleasure to inform you about the performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective, and your Fund achieved this goal, especially when compared to a taxable investment. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income market in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your fund, who will discuss fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades. However, concerns about the continued persistent pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching - and reacting to - every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

In an effort to pre-empt the threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point - to 5.0% - at the end of June. This upward adjustment to the federal funds rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall. Despite this minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate actions, uncertainty about the board's next move - which was not diminished by Chairman Greenspan's Congressional testimony in late July - continues.

MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of June 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% over the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last June. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, enhances the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.


BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
Like most investors in the marketplace today, your tax-free investing goal is to capture high after-tax total returns while moderating risk. Using the appropriate securities' indices and tax rates, Nuveen compared the hypothetical investment performance of a balanced portfolio consisting of equities and municipal bonds to that of a balanced portfolio consisting of equities and taxable bonds.

Our research showed that for the last 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan. As part of this process, your adviser can set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. Additionally, your financial adviser can help you invest in other Nuveen funds to give you the proper exposure to different types of investments needed to enhance your potential for success.

For more information on any of Nuveen's funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board
August 16, 1999

SIDEBAR TEXT: "PURCHASING SHARES OF A NUVEEN EXCHANGE-TRADED MUNICIPAL BOND FUND PROVIDES AN EASY WAY TO INCORPORATE THE BENEFITS OF MUNICIPAL BONDS INTO A BALANCED PORTFOLIO."

Nuveen New Jersey Exchange-Traded Funds
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM FUTRELL REVIEWS THE NEW JERSEY MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY STRATEGIES FOR THE NUVEEN NEW JERSEY EXCHANGE-TRADED FUNDS. A 16-YEAR VETERAN OF NUVEEN WITH PORTFOLIO MANAGEMENT RESPONSIBILITY FOR A RANGE OF NATIONAL AND STATE MUNICIPAL BOND FUNDS, TOM HAS MANAGED NQJ AND NNJ SINCE JULY 1998.

WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE NEW JERSEY MUNICIPAL MARKET DURING THE PAST 12 MONTHS? The New Jersey state economy is one of the most diverse in the nation, with a broad mix of sectors including chemical, pharmaceutical, communications, and financial services. The state's residents enjoy a level of per capita income that ranks among the top five in the country. Over the past year, New Jersey continued to lead the region in employment growth, although the state's growth rate lagged the national average. New Jersey's unemployment level rose slightly, reaching 4.9% in June 1999, compared with 4.7% 12 months ago and the current national average of 4.3%.

One of the more significant events in the New Jersey market over the past several years has been the uncertainty in the solid waste sector created by a United States Supreme Court decision ruling that the state's dumping regulations were unconstitutional. This ongoing situation has created problems for solid waste facilities as well as for county governments faced with finding new ways to dispose of solid waste.

For the 12 months ended June 30, 1999, the New Jersey market saw an ample supply of municipal bonds, as issuance in the state rose 17% over that of the previous 12-month period, compared with a decline of 9% nationally. The majority of the state's new supply was concentrated in the July-December 1998 period. In the past six months, issuance declined, reflecting tighter supply in the overall municipal market. Demand for New Jersey paper, especially from individual investors, remains strong, due largely to the high level of state and local income taxes.


HOW DID THE NUVEEN NEW JERSEY EXCHANGE-TRADED FUNDS PERFORM IN THIS ENVIRONMENT? For the 12 months ended June 30, 1999, the Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) and the Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual total return for the Funds' benchmark - the Lehman Brothers Municipal Bond Index(1) - and the average total return for the Lipper New Jersey Municipal Debt category(2) are also provided. The Funds' performance over the past year placed them first (NNJ) and second (NQJ) among the nine funds in their Lipper peer group.



                                               LEHMAN     LIPPER NEW JERSEY
       TOTAL RETURN ON NAV               TOTAL RETURN  AVERAGE TOTAL RETURN
       1-Year Ended     Taxable-         1-Year Ended          1-Year Ended
       6/30/99          Equivalent(3)         6/30/99               6/30/99
---------------------------------------------------------------------------
NQJ    2.82%            6.18%                   2.77%                 1.49%
---------------------------------------------------------------------------
NNJ    2.87%            6.05%                   2.77%                 1.49%
---------------------------------------------------------------------------


Over the past year, active demand for NNJ - bolstered by the Fund's outstanding dividend record - resulted in solid share price performance. NQJ, however, experienced a decline in share price. At the same time, the prevailing interest rate environment, which was generally higher than that of June 1998, led to a decline in the NAVs of both funds. As a result of these factors, NNJ's premium (share price above NAV) widened by more than 4.5% over the past 12 months, while NQJ saw its premium narrow by almost 5%.

          CURRENT       PREMIUM/     TOTAL RETURN
     MARKET YIELD     DISCOUNT(4)     ON SHARE PRICE
--------------------------------------------------------------------------------
                  TAXABLE                          1-YEAR ENDED      TAXABLE-
    6/30/99    EQUIVALENT(3)    6/30/98    6/30/99      6/30/99    EQUIVALENT(3)
--------------------------------------------------------------------------------

NQJ   5.81%          9.01%        9.42%      4.44%       -2.33%         0.73%
--------------------------------------------------------------------------------
NNJ   5.46%          8.47%        1.45%      5.98%        7.17%        10.30%
--------------------------------------------------------------------------------
For additional information, see the individual Performance Overview for your fund in this report.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection and the prudent use of leverage helped support the dividend of NNJ and shield the income of this fund from erosion. As of the end of June 1999, NNJ had provided shareholders with 68 consecutive months of steady or increasing income. For NQJ, however, the incomeeroding effect of a small number of bond calls led to a dividend cut in November 1998. Even with this single dividend adjustment, NQJ continued to provide an extremely attractive market yield.

In addition, as leveraged funds, the Nuveen New Jersey funds issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolio. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Funds' long-term portfolio and the short-term rate paid to preferred shareholders.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW JERSEY FUNDS DURING THE PAST 12 MONTHS?
The focus of our management strategies over the past year was on taking advantage of every market opportunity to purchase well-structured bonds that supported the yields of these funds. We also bought insured bonds to enhance the Funds' overall quality. Over the past year, we increased the allocation of AAA rated bonds by 7% in NQJ and by 9% in NNJ. At the end of June 1999, NQJ and NNJ had a total of 82% and 72% of their portfolios, respectively, invested in bonds rated AAA and AA. Nuveen Research, which is instrumental in helping us identify the bonds that we believe will add value to our portfolios, also assists us with monitoring events in the municipal market and analyzing the effect of those events on national as well as individual state markets.

For example, when the Philadelphia-based hospitals of the Allegheny Health Education and Research Foundation (AHERF) declared bankruptcy last year, the impact was most pronounced in the healthcare sector of the Pennsylvania municipal market. However, the ramifications of the event were still felt, to a lesser extent, throughout the municipal market, as the uncertainty created by the situation prompted investors across the country to demand higher yields for lower-rated issues. This caused the yield spread, or the difference between higher credit quality securities and those of lower credit quality, to widen. Prior to the AHERF bankruptcy, this spread had been relatively narrow, suggesting that investors were not being adequately compensated for taking on additional credit risk.

As spreads have widened, lower-rated securities have become more attractive on a risk-adjusted basis. With interest rates at a higher level, and the widening differential among credit sectors, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we were able to determine those bonds that offered adequate compensation for their risk level before making any purchases for the Funds. As of June 30, 1999, NQJ had a 13% allocation of BBB, non-rated and other bonds, while NNJ had 12% allocated to this credit sector.

In the area of bond calls, NNJ currently offers very good levels of call protection, with only 5% of its portfolio subject to calls prior to 2002. This should provide additional protection for the Fund's dividend over this period. As NQJ, which was assembled in 1991, approaches the 10-year mark, it is also approaching the normal part of the bond market cycle when bond calls are more likely to occur. Between now and 2003, approximately half of the bonds in this portfolio will be subject to calls. To minimize the effect of these calls, we are already at work on strategies for managing through this period, including taking advantage of opportunities to add bonds with longer call protection to the portfolio.

WERE THERE ANY OTHER NOTABLE EVENTS THAT OCCURRED DURING THE FISCAL YEAR?
In June, new MuniPreferred shares were issued for NQJ because the leverage ratio for the Fund fell below 35%. Nuveen re-leveraged the Fund to restore its original leverage ratio to 35% and potentially to provide more incremental tax-free income to you. NNJ was not affected because its leverage ratio remained in line with expectations.

WHAT IS NUVEEN'S OUTLOOK FOR THESE FUNDS?
In the coming months, our focus will remain on supporting the tax-exempt income streams of these funds at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue to explore opportunities for purchasing attractive investments that add incremental yield. The ability to identify and leverage such opportunities demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the New Jersey municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 NQJ and NNJ are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The result for the Lehman index does not reflect any initial or ongoing expenses.
2 The Lipper New Jersey Peer Group return represents the average annualized returns of the nine funds in the Lipper New Jersey Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Taxable-equivalent total return represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. Taxable-equivalent total return is based on the annualized total return and a combined federal income tax rate of 35.5%.
4 A fund's premium or discount represents the percentage difference between the Fund's share price and its NAV.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Performance Overview
As of June 30, 1999

NQJ


PORTFOLIO STATISTICS
Inception Date                                2/91
--------------------------------------------------
Share Price                              $15 13/16
--------------------------------------------------
Net Asset Value                             $15.14
--------------------------------------------------
Market Yield                                 5.81%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.42%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
State Tax Rate)(1)                           9.01%
--------------------------------------------------
Fund Net Assets ($000)                    $463,329
--------------------------------------------------
Average Weighted Maturity (Years)            15.65
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.43
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -2.33%         2.82%
--------------------------------------------------
5-Year                         7.12%         7.13%
--------------------------------------------------
Since Inception                6.99%         7.55%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.73%         6.18%
--------------------------------------------------
5-Year                        10.60%        10.70%
--------------------------------------------------
Since Inception               10.44%        11.15%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                18%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
7/98     0.0795
8/98     0.0795
9/98     0.0795
10/98    0.0795
11/98    0.0765
12/98    0.0765
1/99     0.0765
2/99     0.0765
3/99     0.0765
4/99     0.0765
5/99     0.0765
6/99     0.0765


Line Chart:
Share Price Performance
7/2/98                     17.125
                           17.5
                           17.313
                           17.313
                           17.375
                           17.938
                           17.875
                           17.563
                           17.75
                           17.625
                           17.938
                           17
                           17.563
                           18.313
                           17.188
                           17.375
                           17.81
                           18.06
                           17.75
                           16.75
                           16.88
                           17
                           16.81
                           16.88
                           16.94
                           17
                           16.19
                           16.25
                           16.38
                           16.69
                           16.94
                           17
                           17
                           17.19
                           17.31
                           17.25
                           17.13
                           17.38
                           17.44
                           17.19
                           17
                           16.75
                           16.13
                           16
                           16.13
                           16.19
                           16.13
                           16.19
                           15.81
6/30/99                    15.8125
Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent yield represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0253 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
Performance Overview
As of June 30, 1999

NNJ

PORTFOLIO STATISTICS

Inception Date                               12/92
--------------------------------------------------
Share Price                              $15 13/16
--------------------------------------------------
Net Asset Value                             $14.92
--------------------------------------------------
Market Yield                                 5.46%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.91%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
State Tax Rate)(1)                           8.47%
--------------------------------------------------
Fund Net Assets ($000)                    $270,304
--------------------------------------------------
Maturity (Years)                             17.24
--------------------------------------------------
Leverage-Adjusted Duration                   10.36
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.17%         2.87%
--------------------------------------------------
5-Year                        11.42%         8.13%
--------------------------------------------------
Since Inception                6.68%         6.65%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.30%         6.05%
--------------------------------------------------
5-Year                        14.87%        11.43%
--------------------------------------------------
Since Inception                9.91%         9.82%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
Transportation                                 24%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


Bar Chart:

1998-1999 Monthly Tax-Free Dividends Per Share(3)
7/98                       0.072
8/98                       0.072
9/98                       0.072
10/98                      0.072
11/98                      0.072
12/98                      0.072
1/99                       0.072
2/99                       0.072
3/99                       0.072
4/99                       0.072
5/99                       0.072
6/99                       0.072


Line Chart:
Share Price Performance
7/2/98                     15.875
                           16.625
                           16.125
                           16.063
                           16.25
                           16.188
                           16.125
                           16.313
                           15.688
                           15.875
                           15.938
                           16.063
                           16.125
                           16.563
                           16.25
                           16.25
                           16.44
                           16.5
                           16.69
                           16.69
                           16.56
                           16.75
                           16.75
                           16.81
                           16.75
                           16.06
                           15.94
                           15.88
                           15.5
                           15.81
                           16
                           16
                           16.25
                           16.44
                           16.69
                           16.63
                           16.56
                           16.6875
                           16.5
                           16.56
                           16.56
                           16.75
                           16.38
                           16.38
                           16.31
                           16.19
                           16.19
                           16.13
                           15.88
6/30/99                    15.8125
Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent yield represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders net ordinary income distributions in December of $0.0038 per share.

Nuveen Pennsylvania Exchange-Traded Funds
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY DISCUSSES THE PENNSYLVANIA MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN PENNSYLVANIA EXCHANGE-TRADED FUNDS. A 16-YEAR VETERAN OF NUVEEN WITH PORTFOLIO MANAGEMENT RESPONSIBILITY FOR A RANGE OF OTHER NUVEEN STATE MUNICIPAL BOND FUNDS, TOM HAS MANAGED NQP SINCE ITS INCEPTION IN 1991 AND NPY SINCE MARCH 1995.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE PENNSYLVANIA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
Pennsylvania experienced steady economic growth over the past year. However, the commonwealth's slow population growth and loss of manufacturing jobs caused Pennsylvania's growth rate to continue lagging the national average. The commonwealth is benefiting as its economy diversifies away from manufacturing into sectors such as biotechnology, software, tourism, and business services. Unemployment levels in the commonwealth remain near the 25-year low of 4.2% reached in May 1999, with a June jobless rate of 4.3%. This matches the current national rate and compares with last June's figure of 4.6%. Pennsylvania residents enjoy per capita income levels that are slightly higher than the national average. One of the more significant recent events in the Pennsylvania market was last summer's bankruptcy of the Philadelphia-based hospitals of the Allegheny Health Education and Research Foundation (AHERF). Because of AHERF, whose affected bonds were not held by either of the Nuveen Pennsylvania Exchange-Traded Funds, Pennsylvania's healthcare sector remains the focus of lingering concerns, and many investors continue to avoid the sector entirely.

Unlike the national market, the Pennsylvania municipal market enjoyed good supply over the past year. For the 12 months ended June 30, 1999, a number of large deals from several issuers produced a 13% increase in new state supply, compared with a 9% drop in the national supply during this period. For the most recent six months, Pennsylvania saw municipal supply increase 6%, while the nationwide supply declined 23%. Supply was also increased by the actions of arbitrageurs who trade between the municipal and U.S. Treasury markets in an attempt to capture pricing differences between the two markets. Arbitrageurs find the Pennsylvania municipal market particularly attractive due to its high quality paper and liquidity. As municipals outperformed Treasuries during the first half of 1999, the arbitrageurs sold municipal bonds to lock in their profits, increasing the number of these bonds in the marketplace. Because arbitrage accounts typically trade in blocks of $10 million or more, the ability to take advantage of this supply source was generally limited to larger institutional traders, providing another example of the benefits of Nuveen's actively managed exchange-traded funds.

Despite ample supply, the commonwealth's delay in bringing issues to market - e.g., an $800 million Pennsylvania Turnpike issue was delayed for eight months - has often made it difficult to implement sector strategies. Although income tax rates in the commonwealth are lower than those of many other states, the demand for Pennsylvania bonds remains steady, due in part to residents' strong support for state and local bond issuance.

HOW DID THE NUVEEN PENNSYLVANIA EXCHANGE-TRADED FUNDS PERFORM IN THIS
ENVIRONMENT?
For the 12 months ended June 30, 1999, the Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and the Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual total return for the Funds' benchmark - the Lehman Brothers Municipal Bond Index(1) - and the average total return for the Lipper Pennsylvania Municipal Debt category(2) are also provided.

                                              LEHMAN   LIPPER PENNSYLVANIA
             TOTAL RETURN ON NAV        TOTAL RETURN  AVERAGE TOTAL RETURN
        1-Year Ended      Taxable-      1-Year Ended          1-Year Ended
             6/30/99      Equivalent(3)      6/30/99               6/30/99
--------------------------------------------------------------------------
NQP            2.50%           5.70%            2.77%                1.63%
--------------------------------------------------------------------------
NPY            1.27%           3.86%            2.77%                1.63%
--------------------------------------------------------------------------

Over the past year, active demand for NPY - bolstered by the recent increases in the Fund's dividend - resulted in solid share price performance. NQP, however, experienced a decline in share price. At the same time, the prevailing interest rate environment, which was generally higher than that of June 1998, led to a decline in the NAVs of both funds. As a result of these factors, NPY's discount (share price below NAV) narrowed by 5.72% over the past 12 months, while NQP saw its premium (share price above NAV) widen slightly.

                     CURRENT                PREMIUM/              TOTAL RETURN
                MARKET YIELD              DISCOUNT(4)           ON SHARE PRICE
--------------------------------------------------------------------------------
                  TAXABLE-                           1-YEAR ENDED     TAXABLE-
        6/30/99   EQUIVALENT(3)   6/30/98    6/30/99      6/30/99  EQUIVALENT(3)
--------------------------------------------------------------------------------
NQP       6.04%        9.01%        8.22%      8.86%        2.56%       5.52%
--------------------------------------------------------------------------------
NPY       5.89%        8.79%       -9.57%     -3.85%        7.98%      10.85%
--------------------------------------------------------------------------------
For additional information, seethe individual Performance Overview for your fund in this report.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection and the prudent use of leverage helped support the dividends of NQP and NPY and shield the income of these funds from erosion. As of June 30, 1999, NQP had provided shareholders with 35 consecutive months of steady income and offered the highest dividend among the eight funds in its Lipper peer group. In addition, excellent dividend management strategies enabled us to make two increases in NPY's dividend, effective in February and May 1999, enhancing the competitiveness of its market yield.

In addition, as leveraged funds, the Nuveen Pennsylvania funds issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Funds' long-term portfolio and the short-term rate paid to preferred shareholders.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN PENNSYLVANIA FUNDS DURING THE PAST 12 MONTHS?
The focus of our management strategies over the past year was on purchasing well-structured bonds that added yield to the portfolio. As larger issues came to market, we also took advantage of opportunities to make additions to our sector positions at attractive prices. Nuveen Research, which is instrumental in helping us identify the bonds that we believe will add value to our portfolios, also assists us with monitoring events in the municipal market and analyzing the effect of those events on national as well as individual state markets.

For example, when AHERF declared bankruptcy last year, the impact was most pronounced in the healthcare sector of the Pennsylvania municipal market. However, the ramifications of the event were felt to a lesser extent throughout the municipal market, as the uncertainty created by the situation prompted investors across the country to demand higher yields for lower-rated issues. This caused the yield spread, or the difference between higher credit quality securities and those of lower credit quality, to widen. Prior to the AHERF bankruptcy, this spread had been relatively narrow, suggesting that investors were not being adequately compensated for taking on additional credit risk.

As spreads have widened, lower-rated securities have become more attractive on a risk-adjusted basis. With interest rates at a higher level, and the widening differential among credit sectors, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we were able to determine those bonds that offered adequate compensation for their risk level before making any purchases for the Funds.

Overall, the Pennsylvania Exchange-Traded Funds continued to offer excellent credit quality. At the end of June 1999, NQP and NPY each had 86% of their portfolios invested in bonds rated AAA and AA. Both funds also had allocations of BBB and non-rated bonds, 7% in NQP and 8% in NPY, which provided enhanced levels of yield.

In the area of bond calls, NPY currently offers very good levels of call protection, with only 5% of its portfolio subject to calls prior to 2002. This should provide additional protection for the Fund's dividend over this period. As NQP, which was assembled in 1991, approaches the 10-year mark, it is also approaching the normal part of the bond market cycle when bond calls are more likely to occur. Over the next 3 1/2 years, approximately 60% of the bonds in this portfolio will be subject to calls. To minimize the effect of these calls, we are already at work on strategies for managing through this period, balancing the need for eventual changes in the Fund against the goal of maintaining high levels of tax-free income for shareholders. Beginning in 2003, NQP will again offer good levels of call protection.

WERE THERE ANY OTHER NOTABLE EVENTS THAT OCCURRED DURING THE FISCAL YEAR?
In June, new MuniPreferred shares were issued for NQP because the leverage ratio for the Fund fell below 35%. Nuveen re-leveraged the Fund to restore its original leverage ratio to 35% and potentially to provide more incremental tax-free income to you. NPY was not affected because its leverage ratio remained in line with expectations.

WHAT IS NUVEEN'S OUTLOOK FOR THESE FUNDS?
Looking ahead, our focus will remain on supporting the income stream of these funds at the highest levels consistent with capital preservation. In NPY, we will look for additional opportunities to enhance the competitiveness of the Fund's market yield. As NQP begins to face scheduled bond calls, we will continue to work on devising strategies aimed at maintaining the above-market income stream currently provided by the Fund for as long as possible.

This focus on income demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Pennsylvania municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

1 NQP and NPY are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The result for the Lehman index does not reflect any initial or ongoing expenses.
2 The Lipper Pennsylvania Peer Group return represents the average annualized returns of the eight funds in the Lipper Pennsylvania Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Taxable-equivalent total return represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 33%.
4 A fund's premium or discount represents the percentage difference between the Fund's share price and its NAV.

Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview
As of June 30, 1999

NQP

PORTFOLIO STATISTICS
Inception Date                                2/91
--------------------------------------------------
Share Price                              $16 11/16
--------------------------------------------------
Net Asset Value                             $15.33
--------------------------------------------------
Market Yield                                 6.04%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.75%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
State Tax Rate)(1)                           9.01%
--------------------------------------------------
Fund Net Assets ($000)                    $377,468
--------------------------------------------------
Effective Maturity (Years)                   13.58
--------------------------------------------------
Leverage-Adjusted Duration                    7.57
--------------------------------------------------
ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.56%         2.50%
--------------------------------------------------
5-Year                         7.14%         6.62%
--------------------------------------------------
Since Inception                7.92%         7.99%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.52%         5.70%
--------------------------------------------------
5-Year                        10.32%         9.93%
--------------------------------------------------
Since Inception               11.12%        11.35%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                43%
--------------------------------------------------
Housing/Single Family                          13%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Tax Obligation/General                          6%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
7/98           0.084
8/98           0.084
9/98           0.084
10/98          0.084
11/98          0.084
12/98          0.084
1/99           0.084
2/99           0.084
3/99           0.084
4/99           0.084
5/99           0.084
6/99           0.084


Share Price Performance
7/2/98         17.688
               18
               17.375
               17.125
               17.188
               17.375
               17.25
               17.813
               17.563
               17.375
               17.438
               17.25
               17.375
               17.813
               17.813
               17.563
               17.81
               17.81
               18
               17.31
               17.31
               17.75
               18
               18
               17.94
               17.94
               17.44
               17.06
               16.94
               17.31
               17.06
               17.13
               17.13
               17.13
               17.19
               17.25
               17.25
               17.44
               17.5
               17.5
               17.63
               17.5
               17.25
               17
               17
               17.06
               16.94
               17.19
               16.63
6/30/99        16.6875
Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent yield represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 33%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 33%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0045 per share.

Nuveen Pennsylvania Premium Income Municipal Fund 2
Performance Overview
As of June 30, 1999

NPY

PORTFOLIO STATISTICS

Inception Date                                3/93
--------------------------------------------------
Share Price                                $13 3/4
--------------------------------------------------
Net Asset Value                             $14.30
--------------------------------------------------
Market Yield                                 5.89%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.54%
--------------------------------------------------
Taxable-Equivalent Yield (Federal and
  State Tax Rate)(1)                         8.79%
--------------------------------------------------
Fund Net Assets ($000)                    $343,335
--------------------------------------------------
Effective Maturity (Years)                   18.35
--------------------------------------------------
Leverage-Adjusted Duration                   10.40
--------------------------------------------------
ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         7.98%         1.27%
--------------------------------------------------
5-Year                         8.43%         8.60%
--------------------------------------------------
Since Inception                4.46%         5.89%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.85%         3.86%
--------------------------------------------------
5-Year                        11.50%        11.49%
--------------------------------------------------
Since Inception                7.36%         8.68%
--------------------------------------------------
TOP 5 SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                15%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
7/98                       0.084
8/98                       0.084
9/98                       0.084
10/98                      0.084
11/98                      0.084
12/98                      0.084
1/99                       0.084
2/99                       0.084
3/99                       0.084
4/99                       0.084
5/99                       0.084
6/99                       0.084


Line Chart:
Share Price Performance
7/2/98                     17.688
                           18
                           17.375
                           17.125
                           17.188
                           17.375
                           17.25
                           17.813
                           17.563
                           17.375
                           17.438
                           17.25
                           17.375
                           17.813
                           17.813
                           17.563
                           17.81
                           17.81
                           18
                           17.31
                           17.31
                           17.75
                           18
                           18
                           17.94
                           17.94
                           17.44
                           17.06
                           16.94
                           17.31
                           17.06
                           17.13
                           17.13
                           17.13
                           17.19
                           17.25
                           17.25
                           17.44
                           17.5
                           17.5
                           17.63
                           17.5
                           17.25
                           17
                           17
                           17.06
                           16.94
                           17.19
                           16.63
6/30/99                    16.6875


1 A taxable-equivalent yield represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 33%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 33%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

REPORT OF INDEPENDENT AUDITORS


THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 at June 30, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
August 13, 1999

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)
                            JUNE 30, 1999
   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.4%

$   6,250,000   The Pollution Control Financing Authority of Salem County (New Jersey),  11/01 at 102         AA-      $6,605,625
                 Waste Disposal Revenue Bonds (E.I. du Pont de Nemours and Company-
                 Chambers Works Project), 1991 Series A, 6.500%, 11/15/21
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.1%

    5,000,000   New Jersey Economic Development Authority, Economic Development          12/01 at 100         N/R       5,115,350
                 Revenue Bonds (J & J Snack Foods Corporation of New Jersey
                 Project), Series 1991, 7.250%, 12/01/05 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.2%

    3,000,000   New Jersey Economic Development Authority, School Revenue                 2/08 at 101         N/R       2,900,940
                 Bonds (Gill/St. Bernard School) 1998 Series, 6.000%, 2/01/25

    1,575,000   New Jersey Educational Facilities Authority, Seton Hall University        7/01 at 102          A-       1,665,185
                 Project Revenue Bonds, 1991 Series D, 7.000%, 7/01/21

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Saint Peters College Issue, 1998 Series B:
    1,000,000    5.375%, 7/01/18                                                          7/08 at 102         BBB         963,140
    1,750,000    5.500%, 7/01/27                                                          7/08 at 102         BBB       1,685,933

    1,250,000   New Jersey Educational Facilities Authority, Seton Hall University        7/08 at 101         AAA       1,210,300
                 Project Revenue Refunding Bonds, 1998 Series F, 5.000%, 7/01/21

      245,000   Higher Education Assistance Authority (State of New Jersey),              7/01 at 102           A         259,445
                 Senior Student Loan Revenue Bonds, 1991 Series A,
                 7.200%, 7/01/09 (Alternative Minimum Tax)

    5,675,000   New Jersey Higher Educational Assistance Authority, Student Loan          6/07 at 102         AAA       5,911,421
                 Revenue Bonds, New Jersey Class Loan Program, Series 1997 A,
                 5.800%, 6/01/16 (Alternative Minimum Tax)

                Rutgers, The State University (The State University of New
                Jersey), General Obligation Refunding Bonds, 1992 Series A:
    2,900,000    6.500%, 5/01/13                                                          5/02 at 102          AA       3,097,693
    1,725,000    6.500%, 5/01/18                                                          5/02 at 102          AA       1,842,593


---------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.9%

    8,000,000   Pollution Control Financing Authority of Middlesex County                12/02 at 102         N/R       8,608,720
                 (New Jersey), Pollution Control Revenue Refunding Bonds,
                 Series 1992 (Amerada Hess Corporation Project), 6.875%, 12/01/22


---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.6%

      250,000   Camden County Improvement Authority (New Jersey), Health System           5/08 at 102         AAA         250,990
                 Revenue Bonds, Catholic Health East Issue, Series 1998B,
                 5.000%, 11/15/08

      300,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/00 at 102         AAA         314,172
                 Bonds, Community Medical Center/Kensington Manor Care
                 Center Issue, Series E, 7.000%, 7/01/20

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnert Hospital (FHA Insured Mortgage), Series
                B:
      540,000    6.750%, 8/01/11                                                          2/01 at 102         AAA         572,481
    2,845,000    6.800%, 8/01/19                                                          2/01 at 102         AAA       3,018,289

    9,300,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/01 at 102         AAA       9,930,726
                 Bonds, Centrastate Medical Center Issue, Series 1991A,
                 6.625%, 7/01/11

    3,000,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/99 at 100         AAA       3,005,910
                 Bonds, Beth Israel Hospital Association of Passaic Issue,
                 Series B, 6.250%, 7/01/14

    2,070,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/01 at 102         AAA       2,195,318
                 Bonds, Robert Wood Johnson University Hospital, Series B,
                 6.625%, 7/01/16

    4,350,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/01 at 102         AAA       4,603,910
                 Bonds, Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$   5,025,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/01 at 102         N/R      $5,357,856
                 Bonds, Pascack Valley Hospital Association Issue, Series 1991,
                 6.700%, 7/01/11

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
    3,600,000    6.800%, 7/01/05                                                          7/02 at 102          A-       3,876,264
    2,800,000    6.800%, 7/01/11                                                          7/02 at 102          A-       2,993,676

    2,535,000   New Jersey Health Care Facilities, Financing Authority, Revenue           7/03 at 102        Baa2       2,594,142
                 Bonds, Deborah Heart and Lung Center Issue, Series 1993,
                 6.200%, 7/01/13

    4,320,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/08 at 101         Aaa       4,142,318
                 Refunding Bonds (Saint Barnabas Medical Center/West Hudson
                 Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23

    1,355,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/02 at 102        Baa3       1,453,658
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.5%

    3,790,000   The Hudson County Improvement Authority, Multifamily Housing              6/04 at 100         AA+       4,024,146
                 Revenue Bonds (Conduit Financing - Observer Park Project),
                 Series 1992 A, 6.900%, 6/01/22 (Alternative Minimum Tax)

    1,445,000   Housing Finance Corporation of the City of Long Branch,                  10/99 at 100         N/R       1,452,442
                 New Jersey, Section 8 Assisted Housing Revenue Bonds,
                 Washington Manor Associates Ltd., Series 1980, Elderly Project,
                 10.000%, 10/01/11

   12,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily              11/01 at 102         AAA      12,826,440
                 Housing Revenue Refunding Bonds (Presidential Plaza at Newport
                 Project-FHA Insured Mortgages), 1991 Series One, 7.000%, 5/01/30

    1,500,000   New Jersey Housing and Mortgage Finance Agency, Multifamily               5/05 at 102         AAA       1,580,250
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    4,500,000   New Jersey Housing Mortgage Finance Agency, Multifamily Housing           5/06 at 102         AAA       4,742,955
                 Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
    3,000,000    6.800%, 11/01/05                                                        11/01 at 102         AA+       3,164,730
    2,500,000    6.900%, 11/01/07                                                        11/01 at 102         AA+       2,639,300
    4,700,000    6.950%, 11/01/08                                                        11/01 at 102         AA+       4,961,649
    1,000,000    7.100%, 11/01/11                                                        11/01 at 102         AA+       1,055,530

    9,650,000   New Jersey Housing and Mortgage Finance Agency, Housing                   5/02 at 102          A+      10,375,198
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

    1,810,000   New Jersey Housing and Mortgage Finance Agency, Housing                  11/02 at 102          A+       1,923,089
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.7%

    5,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer               10/00 at 102         AAA       5,656,860
                 Revenue Bonds, 1990 Series F-2,6.300%, 4/01/25
                 (Alternative Minimum Tax)

    3,255,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer               10/99 at 102         AAA       3,333,218
                 Revenue Bonds, 1989 Series D, 7.600%, 10/01/09
                 (Alternative Minimum Tax)

    2,605,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/05 at 101 1/2         AAA       2,764,009
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

    5,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer            4/07 at 101 1/2         AAA       5,247,300
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

   10,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/07 at 101 1/2         AAA      10,389,700
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

   13,000,000   Puerto Rico Housing Finance Corporation, Homeownership Mortgage          12/08 at 101         AAA      12,273,560
                 Revenue Bonds (GNMA-Guaranteed Mortgage Loans),
                 1998 Series A, 5.200%, 12/01/32 (Alternative Minimum Tax)

      710,000   Puerto Rico Housing Finance Corporation, Single Family                   10/01 at 102         AAA         742,788
                 Mortgage Revenue Bonds, Series C, 6.750%, 10/15/13


---------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.3%

    1,500,000   New Jersey Economic Development Authority, Insured Revenue                5/08 at 101         AAA       1,373,625
                 Refunding Bonds (Educational Testing Service Issue),
                 Series 1998A, 4.750%, 5/15/25

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.1%

$   1,265,000   Township of East Brunswick, County of Middlesex, New Jersey,              4/03 at 101         Aa2      $1,267,328
                 General Obligation Refunding Bonds, Series 1993, 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Tax-Exempt Bonds, Series A-1:
    3,000,000    6.000%, 11/15/07                                                        No Opt. Call         Aaa       3,244,590
    1,000,000    5.000%, 11/15/11                                                        11/07 at 101         Aaa         995,840

    2,320,000   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds,        No Opt. Call         AAA       2,897,541
                 Series 1991, 8.900%, 8/01/06

    5,250,000   Township of Howell, County of Monmouth, New Jersey, General               1/02 at 102         AAA       5,617,028
                 Obligation Refunding Bonds, Series 1991, 6.800%, 1/01/14

    3,675,000   The City of New Jersey, Hudson County, New Jersey, Fiscal Year           No Opt. Call         AAA       4,437,085
                 Adjustment Bonds, Series 1991B, 8.400%, 5/15/06

    1,000,000   The Monmouth County Improvement Authority, Monmouth County,               7/07 at 101         AAA       1,050,990
                 New Jersey, Revenue Bonds, Series 1997 (Howell Township Board
                 of Education Project), 5.800%, 7/15/17

    2,000,000   Town of Morristown, County of Morris, New Jersey, General                 8/05 at 102         AAA       2,191,340
                 Obligation Refunding Bonds, Series 1995, 6.500%, 8/01/19

    5,000,000   State of New Jersey, General Obligation Bonds, Various Series,        8/02 at 101 1/2         AA+       5,338,450
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
    4,000,000    5.750%, 2/15/06                                                         No Opt. Call         AA+       4,261,080
    5,000,000    6.000%, 2/15/11                                                         No Opt. Call         AA+       5,438,750

   10,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,          7/08 at 101         AAA       8,827,800
                 Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

    1,000,000   Township of West Deptford, County of Gloucester, New Jersey, General      3/06 at 102         AAA       1,007,200
                 Obligation Bonds, Series 1996, 5.250%, 3/01/14


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.7%

                The Bergen County Utilities Authority, 1998 Water Pollution
                Control System Revenue Bonds, Series A:
    2,760,000    5.000%, 12/15/13                                                        12/07 at 101         AAA       2,722,243
    3,400,000    5.000%, 12/15/14                                                        12/07 at 101         AAA       3,333,598

    1,000,000   The Board of Education of the Town of Dover, County of Morris,           12/01 at 100         AAA       1,048,990
                 New Jersey, as Lessee, Certificates of Participation, 6.600%, 6/01/11

    2,535,000   The Board of Education of the Township of Mansfield, County               3/06 at 102         AAA       2,679,292
                 of Warren, New Jersey, Certificates of Participation, 5.900%, 3/01/15

                The State of New Jersey, as Lessee, The Mercer County Improvement
                Authority, as Lessor, Relating to the Richard J. Hughes Justice Complex:
    3,000,000    6.050%, 1/01/09                                                          7/99 at 100          Aa       3,005,880
    1,585,000    6.050%, 1/01/13                                                          7/99 at 100          Aa       1,587,932
    1,000,000    6.050%, 1/01/14                                                          7/99 at 100          Aa       1,001,850
    1,720,000    6.050%, 1/01/16                                                          7/99 at 100          Aa       1,723,096
    2,000,000    6.050%, 1/01/17                                                          7/99 at 100          Aa       2,003,520

    4,000,000   New Jersey Economic Development Authority, Lease Revenue                 11/08 at 101         Aaa       3,664,920
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

    2,045,000   New Jersey Sports and Exposition Authority, State Contract Bonds,         3/02 at 102         AA-       2,176,289
                 Series 1992A, 6.500%, 3/01/19

    1,895,000   North Bergen Township Municipal Utility Authority, Sewer Revenue         No Opt. Call         AAA       2,336,573
                 Refunding Bonds, Series 1993, 7.875%, 12/15/09

    1,250,000   The Ocean County Utilities Authority, New Jersey, Wastewater              1/11 at 101         Aa2       1,149,350
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18
                 (WI, settling 12/08/00)

    1,180,000   The Raritan Township Municipal Utilities Authority, Hunterdon             5/02 at 102          A+       1,255,968
                 County, New Jersey (Secured by a Service Contract with the
                 Township of Raritan), Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

    1,325,000   The South Toms River Sewerage Authority, Ocean County,                   11/02 at 102         N/R       1,395,106
                 New Jersey, Sewer Refunding Revenue Bonds, Series 1992
                 (Bank-Qualified), 7.400%, 11/01/05

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.7%

$   3,000,000   New Jersey Economic Development Authority, Economic Development          11/01 at 102        Baa2      $3,206,970
                 Bonds (American Airlines, Inc. Project), 7.100%, 11/01/31
                 (Alternative Minimum Tax)

    3,500,000   New Jersey Highway Authority (Garden State Parkway), Senior               1/02 at 102         AA-       3,707,375
                 Parkway Revenue Refunding Bonds, Series 1992, 6.250%, 1/01/14

    5,000,000   New Jersey Turnpike Authority, Turnpike Revenue Refunding Bonds,          7/99 at 100        BBB+       5,005,500
                 Series 1991A, 6.900%, 1/01/14

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
    9,000,000    6.500%, 1/01/08                                                         No Opt. Call         AAA       9,968,490
    2,100,000    6.500%, 1/01/16                                                         No Opt. Call        BBB+       2,348,010

    3,150,000   The Port Authority of New York and New Jersey Consolidated Bonds,         7/04 at 101         AA-       3,329,960
                 Ninety-Fifth Series, 6.125%, 7/15/29 (Alternative Minimum Tax)

    4,300,000   The Port Authority of New York and New Jersey, Special Project            6/02 at 102        BBB-       4,590,895
                 Bonds, LaGuardia Airport Passenger Terminal, Series 1R, Delta Air
                 Lines, Inc. Project, 6.950%, 6/01/08

    4,500,000   The Port Authority of New York and New Jersey Consolidated Bonds,         1/03 at 101         AA-       4,682,790
                 Eighty-Fourth Series, 6.000%, 1/15/28 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,       10/02 at 101         AAA       5,143,450
                 One Hundred Second Series, 5.875%, 10/15/27

   12,130,000   The Port Authority of New York and New Jersey, Special Project           12/07 at 100         AAA      12,401,227
                 Bonds, JFK International Air Terminal LLC Project, Series 6,
                 5.750%, 12/01/25 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.9%

    1,500,000   The Board of Education of the Township of Bedminster, County              3/01 at 102       A1***       1,600,620
                 of Somerset, New Jersey, Certificates of Participation,
                 7.125%, 9/01/10 (Pre-refunded to 3/01/01)

    7,000,000   The Bergen County Utilities Authority, 1992 Water Pollution Control       6/02 at 102         AAA       7,576,310
                 System Revenue Bonds, Series A, 6.500%, 12/15/12
                 (Pre-refunded to 6/15/02)

    7,800,000   County of Essex, New Jersey, Fiscal Year Adjustment Bonds,               12/01 at 101         AAA       8,318,778
                 Series 1991, 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

    4,095,000   The Board of Education of the Township of Evesham, County                 9/01 at 102         AAA       4,413,509
                 of Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

    8,200,000   The City of Jersey City, Hudson County, New Jersey, Fiscal Year           5/01 at 102         AAA       8,735,542
                 Adjustment Bonds, Series 1991A, 6.600%, 5/15/11
                 (Pre-refunded to 5/15/01)

      950,000   The Mercer County Improvement Authority, Mercer County,                  11/00 at 102      Aa2***       1,003,846
                 New Jersey, Revenue Bonds (County Courthouse Project),
                 Series 1991, 6.600%, 11/01/14 (Pre-refunded to 11/01/00)

    3,500,000   The Monmouth County Improvement Authority, Monmouth                       2/01 at 102         AAA       3,713,290
                 County, New Jersey, Sewage Facilities Revenue Refunding Bonds,
                 Series 1991, 6.750%, 2/01/13 (Pre-refunded to 2/01/01)

    5,600,000   New Jersey Economic Development Authority, Lease Rental                   3/02 at 102         AAA       6,075,776
                 Bonds (Liberty State Park Project), Series 1992,
                 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

    4,875,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/01 at 102         AAA       5,228,828
                 Bonds, St. Peters Medical Center Issue, Series E,
                 6.875%, 7/01/11 (Pre-refunded to 7/01/01)

    7,500,000   New Jersey Health Care Facilities Financing Authority,                    7/01 at 102         AAA       8,005,050
                 Revenue Bonds, JFK Health Systems Obligated Group Issue,
                 Series 1991, 6.600%, 7/01/08 (Pre-refunded to 7/01/01)

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnett Hospital (FHA Insured Mortgage), Series
                B:
       90,000    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                                2/01 at 100         AAA          93,723
      355,000    6.800%, 8/01/19 (Pre-refunded to 2/01/01)                                2/01 at 102         AAA         369,956

    2,080,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/02 at 102     Baa3***       2,234,211
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

                New Jersey Economic Development Authority Revenue Bonds
                (New Jersey Performing Arts Center Site Acquisition Project),
                Series 1991:
      610,000    6.600%, 6/15/04 (Pre-refunded to 6/15/01)                                6/01 at 102         Aaa         651,047
    3,800,000    6.750%, 6/15/12 (Pre-refunded to 6/15/01)                                6/01 at 102         Aaa       4,066,304

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                State of New Jersey, General Obligation Bonds (Various Bonds):
$   8,200,000    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                            9/01 at 101 1/2      AA+***      $8,777,854
      850,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                            9/01 at 101 1/2      AA+***         910,784

      400,000   New Jersey Sports and Exposition Authority, State Contract Bonds,         3/02 at 102      AA-***         430,112
                 Series 1992A, 6.500%, 3/01/19 (Pre-refunded to 3/01/02)

                New Jersey Educational Facilities Authority, Seton Hall University
                Project Revenue Bonds, Series 1991D:
      500,000    6.875%, 7/01/10 (Pre-refunded to 7/01/01)                                7/01 at 102       A-***         535,285
      925,000    7.000%, 7/01/21 (Pre-refunded to 7/01/01)                                7/01 at 102       A-***         993,413

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/01 at 102         Aaa       6,463,080
                 Series P, 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

    2,450,000   University of Medicine and Dentistry of New Jersey, Series E,            12/01 at 102      AA-***       2,632,280
                 6.500%, 12/01/18 (Pre-refunded to 12/01/01)


---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.7%

    3,700,000   Pollution Control Financing Authority of Camden County (Camden           12/01 at 102          B2       3,670,733
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

    3,500,000   Pollution Control Financing Authority of Camden County (Camden           12/01 at 102          B2       3,470,915
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative
                 Minimum Tax)

      400,000   New Jersey Economic Development Authority, Adjustable - Fixed             7/01 at 103        Baa1         427,248
                 Rate Pollution Control Revenue Bonds (Jersey Central Power and
                 Light Company Project), Series 1985, 7.100%, 7/01/15

    8,950,000   Puerto Rico Electric Power Authority Power Revenue Refunding          7/09 at 101 1/2         AAA       9,073,421
                 Bonds, Series FF, 5.250%, 7/01/13 (DD)

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding            No Opt. Call         AAA       6,905,160
                 Bonds, Series Y, 7.000%, 7/01/07

    3,000,000   The Union County Utilities Authority (New Jersey), Solid Waste Facility   6/08 at 101         AAA       2,861,070
                 Senior Lease Revenue Bonds (Ogden Martin Systems of Union, Inc.)
                 Lessee, Series 1998A, 5.000%, 6/01/23 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.1%

                Cape May County (New Jersey), Municipal Utilities Authority, Sewer
                Revenue Refunding Bonds, 1992A:
    2,000,000    6.000%, 1/01/11                                                          1/03 at 102         AAA       2,123,080
    7,600,000    5.750%, 1/01/16                                                          1/03 at 102         AAA       7,839,932

    5,000,000   New Jersey Economic Development Authority, Water Facilities              No Opt. Call         N/R       5,086,800
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1991, 7.400%, 11/01/01 (Alternative Minimum Tax)

    7,500,000   New Jersey Economic Development Authority, Water Facilities               5/06 at 102         AAA       7,847,100
                 Revenue Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities               7/08 at 102         AAA       6,053,682
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    4,000,000   Passaic Valley Sewerage Commissioners (State of New Jersey),             12/02 at 102         AAA       4,103,360
                 Sewer System Bonds, Series D, 5.800%, 12/01/18
---------------------------------------------------------------------------------------------------------------------------------
$ 430,190,000   Total Investments - (cost $428,930,190) - 96.9%                                                       449,039,239
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.1%                                                                   14,289,968
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $463,329,207
                =================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

(WI) Security purchased on a when-issued basis (note 1).

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
                            JUNE 30,1999
   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.2%

$   3,530,000   New Jersey Economic Development Authority, Economic Development          No Opt. Call         N/R      $4,228,622
                 Bonds (Yeshiva Ktana of Passaic-1992 Project), 8.000%, 9/15/18

    3,000,000   New Jersey Economic Development Authority, School Revenue                 2/08 at 101         N/R       2,900,940
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

      825,000   New Jersey Educational Facilities Authority, Trenton State                7/99 at 100          A+         826,955
                 College Issue, Revenue Bonds, Series 1976D, 6.750%, 7/01/08

    2,095,000   New Jersey Educational Facilities Authority, Refunding Revenue            7/02 at 102         AAA       2,227,530
                 Bonds, Trenton State College Issue, Series 1992E, 6.000%, 7/01/09

    1,000,000   New Jersey Educational Facilities Authority, Revenue Bonds,               7/04 at 102         AAA       1,048,550
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

    3,330,000   New Jersey Educational Facilities Authority, Revenue Bonds,               7/06 at 101         AAA       3,408,388
                 Montclair State University, Series 1996C (Dormitory/Cafeteria
                 Facility), 5.400%, 7/01/12

    2,500,000   New Jersey Educational Facilities Authority, Revenue Bonds,               7/06 at 101         AAA       2,614,875
                 Rowan College of New Jersey Issue, Series 1996E, 6.000%, 7/01/21

      710,000   Higher Education Assistance Authority (State of New Jersey),              7/02 at 102          A+         737,811
                 Student Loan Revenue Bonds, Series 1992A, NJ Class Loan
                 Program, 6.125%, 7/01/09 (Alternative Minimum Tax)

    4,460,000   Higher Education Assistance Authority (State of New Jersey),              7/03 at 102          A+       4,506,785
                 Student Loan Revenue Bonds, Series 1993A, NJ Class Loan
                 Program, 5.300%, 7/01/10 (Alternative Minimum Tax)

    2,250,000   Higher Education Assistance Authority (State of New Jersey),              6/09 at 101         AAA       2,233,913
                 Student Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 0.4%

    1,035,000   New Jersey Economic Development Authority, Economic Growth               12/03 at 102        Aaa3       1,060,099
                 Bonds, Composite Issue-1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 4.4%

       45,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/03 at 102         AAA          44,659
                 Bonds, St. Peter's Medical Center Issue, Series 1993F,
                 5.000%, 7/01/11

      860,000   New Jersey Health Care Facilities Financing Authority, Refunding          8/04 at 102         AAA         923,898
                 Revenue Bonds, Wayne General Hospital Corporation Issue
                 (FHA Insured Mortgage), Series B, 5.750%, 8/01/11

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue            7/04 at 102         AAA       2,191,500
                 Bonds, Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
    1,015,000    7.000%, 7/01/03                                                         No Opt. Call         AAA       1,107,203
      800,000    7.000%, 7/01/04                                                         No Opt. Call         AAA         884,368

    7,000,000   Puerto Rico Industrial, Medical, Educational, and Environmental          12/03 at 103          A2       6,654,480
                 Pollution Control Facilities Financing Authority, Adjustable Rate
                 Industrial Revenue Bonds, Series 1983A (American Home
                 Products Corporation), 5.100%, 12/01/18


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.5%

      885,000   Housing Finance Corporation of the City of Long Branch,                  10/99 at 100         N/R         889,558
                 New Jersey, Section 8 Assisted Housing Revenue Bonds,
                 Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

    4,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily              11/01 at 102         AAA       4,275,480
                 Housing Revenue Refunding Bonds (Presidential Plaza at Newport
                 Project-FHA Insured Mortgages), 1991 Series One, 7.000%, 5/01/30

    2,875,000   New Jersey Housing and Mortgage Finance Agency, Multifamily               5/05 at 102         AAA       3,028,813
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$   7,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101 1/2         AAA      $7,076,230
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

    2,250,000   New Jersey Housing Finance Agency, Special Pledge Revenue                11/99 at 100          A+       2,272,500
                 Obligations, 1975 Series One, 9.000%, 11/01/18

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
    2,365,000    6.700%, 5/01/05                                                          5/02 at 102          A+       2,510,991
    8,000,000    6.950%, 11/01/13                                                         5/02 at 102          A+       8,601,200

    2,370,000   New Jersey Housing and Mortgage Finance Agency, Housing                  11/02 at 102          A+       2,518,078
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

    1,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/05 at 101 1/2         AAA       1,058,420
                 Revenue Bonds, 1995 Series O, 6.300%, 10/01/23
                 (Alternative Minimum Tax)

      525,000   New Jersey Housing and Mortgage Finance Agency,                       4/06 at 101 1/2         AAA         544,010
                 Home Buyer Revenue Bonds, 1996 Series P, 5.650%, 4/01/14

    1,000,000   New Jersey Housing and Mortgage Finance Agency,                       4/06 at 101 1/2         AAA       1,039,050
                 Home Buyer Revenue Bonds, 1996 Series Q, 5.875%, 4/01/17
                 (Alternative Minimum Tax)

    2,500,000   New Jersey Housing and Mortgage Finance Agency,                       4/07 at 101 1/2         AAA       2,623,650
                 Home Buyer Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
    1,965,000    5.700%, 10/01/14 (Alternative Minimum Tax)                          10/07 at 101 1/2         AAA       2,032,675
    1,500,000    5.850%, 4/01/29 (Alternative Minimum Tax)                           10/07 at 101 1/2         AAA


---------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 1.2%

      895,000   New Jersey Economic Development Authority, Economic Growth               10/03 at 102          A+         908,219
                 Bonds, Richard L. Tauber Composite Issue, 1993 Series H-2,
                 5.000%, 10/01/05 (Alternative Minimum Tax)

    2,315,000   New Jersey Economic Development Authority, Economic Growth               12/03 at 102         Aa3       2,371,139
                 Bond, Composite Issue, 1992 Second Series H, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

    3,255,000   New Jersey Economic Development Authority                                 4/03 at 103          A+       3,406,813
                 (Morris Hall/St. Lawrence, Inc. Project), Series 1993A, 6.150%, 4/01/13


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

      785,000   County of Morris, New Jersey, General Improvement Bonds of 1993,         No Opt. Call         AAA         797,529
                 5.125%, 5/13/11

                State of New Jersey, General Obligation Bonds, Series D:
    2,760,000    5.750%, 2/15/06                                                         No Opt. Call         AA+       2,940,145
    4,000,000    5.800%, 2/15/07                                                         No Opt. Call         AA+       4,277,680
    2,500,000    6.000%, 2/15/11                                                         No Opt. Call         AA+       2,719,375
    1,560,000    6.000%, 2/15/13                                                         No Opt. Call         AA+       1,702,194

    4,000,000   County of Passaic, State of New Jersey, General Obligation Refunding     No Opt. Call         AAA       4,022,560
                 Bonds, Series 1993, 5.125%, 9/01/12

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995,        7/05 at 101 1/2         AAA       5,134,400
                 General Obligation Bonds, 5.750%, 7/01/24

    1,800,000   The Township of Woodbridge, County of Middlesex, State of                 7/09 at 102         Aaa       1,806,498
                 New Jersey, Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20 (WI)


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.2%

    1,275,000   Camden County Improvement Authority (Camden County,                      10/05 at 102         AAA       1,311,299
                 New Jersey), County Guaranteed Lease Revenue Bonds, Series 1995,
                 5.625%, 10/01/15

    1,000,000   Hudson County Improvement Authority (New Jersey), Utility             1/08 at 101 1/2         AAA       1,012,420
                 System Revenue Bonds, Series 1997 (Harrison Franchise
                 Acquisition Project), 5.350%, 1/01/27

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$   1,000,000   The Jersey City Sewerage Authority (Hudson County, New Jersey),          No Opt. Call         AAA      $1,111,960
                 Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

                The State of New Jersey, as Lessee, The Mercer County Improvement
                Authority, as Lessor, Relating to the Richard J. Hughes Justice Complex:
      750,000    6.050%, 1/01/11                                                          7/99 at 100          Aa         751,440
    1,000,000    6.050%, 1/01/12                                                          7/99 at 100          Aa       1,001,850
    1,500,000    6.050%, 1/01/16                                                          7/99 at 100          Aa       1,502,700

    2,000,000   New Jersey Economic Development Authority, Lease Revenue                 11/08 at 101         Aaa       1,832,460
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

    1,000,000   New Jersey Economic Development Authority, Revenue Bonds                  8/03 at 102         AAA       1,021,080
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12

    1,500,000   New Jersey Economic Development Authority, Market Transition             No Opt. Call         AAA       1,658,895
                 Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04
                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 1995A:
      750,000    5.500%, 6/15/12                                                          6/05 at 102         AAA         769,650
    5,000,000    5.000%, 6/15/15                                                          6/05 at 102         AAA       4,900,300

    1,100,000   New Jersey Transportation Trust Fund Authority, Transportation            6/05 at 102         AAA       1,125,212
                 System Bonds, Series 1995B, 5.500%, 6/15/15

      510,000   The Board of Education of the Township of Piscataway (County              6/03 at 102         AAA         520,134
                 of Middlesex, New Jersey), Certificates of Participation, Series 1993,
                 5.375%, 12/15/10

    8,160,000   Puerto Rico Public Buildings Authority, Public Education and          7/03 at 101 1/2           A       8,505,658
                 Health Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15

    1,000,000   The Stony Brook Regional Sewerage Authority (Princeton,                  No Opt. Call         AA-       1,034,160
                 New Jersey), Revenue Refunding Bonds, Series 1993B,
                 5.450%, 12/01/12

    2,250,000   Western Monmouth Utilities Authority (Monmouth County,                    2/05 at 102         AAA       2,323,215
                 New Jersey), Revenue Refunding Bonds, Series 1995A,
                 5.600%, 2/01/14

---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.3%

    5,000,000   Delaware River Port Authority (New Jersey), Port District                 1/08 at 101         AAA       4,845,600
                 Project Bonds, Series 1998B, 5.000%, 1/01/19

    4,245,000   Delaware River Port Authority (New Jersey and Pennsylvania),              1/06 at 102         AAA       4,280,828
                 Revenue Bonds, Series 1995, 5.500%, 1/01/26

                New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991C:
    1,000,000    6.500%, 1/01/08                                                         No Opt. Call        BBB+       1,093,810
    7,920,000    6.500%, 1/01/16                                                         No Opt. Call        BBB+       8,855,352
    4,860,000    6.500%, 1/01/16                                                         No Opt. Call         AAA       5,530,340
    3,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,       10/04 at 101         AAA       3,247,260
                Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Ninth Series:
    1,200,000    5.750%, 11/01/09 (Alternative Minimum Tax)                               5/05 at 101         AAA       1,249,332
    2,500,000    5.750%, 11/01/14 (Alternative Minimum Tax)                               5/05 at 101         AAA       2,573,625

    1,500,000   Port Authority of New York and New Jersey, Consolidated Bonds,            7/06 at 101         AA-       1,579,695
                 One Hundred and Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

    2,500,000   Port Authority of New York and New Jersey, Consolidated Bonds,            6/05 at 101         AAA       2,576,650
                 One Hundredth Series, 5.750%, 12/15/20

    6,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,        6/05 at 101         AA-       5,960,760
                 One Hundred and Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
   10,000,000    5.750%, 12/01/22 (Alternative Minimum Tax)                              12/07 at 102         AAA      10,263,600
   11,000,000    5.750%, 12/01/25 (Alternative Minimum Tax)                              12/07 at 100         AAA      11,245,960

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.9%

$   1,000,000   The Essex County Utilities Authority (Essex County, New Jersey),          4/06 at 102         AAA      $1,071,810
                 Solid Waste System Revenue Bonds (Secured by a County
                 Deficiency Agreement with the County of Essex), Solid Waste
                 System Revenue Bonds, Tax-Exempt, 5.600%, 4/01/16
                 (Pre-refunded to 4/01/06)

    2,385,000   State of New Jersey, General Obligation Bonds (Various Series),       9/01 at 101 1/2      AA+***       2,555,551
                 6.800%, 9/15/11 (Pre-refunded to 9/15/01)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996 A:
    4,000,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                                7/06 at 101         AAA       4,146,440
    3,750,000    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                                7/06 at 101         AAA       3,892,875

    2,030,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                   No Opt. Call         AAA       2,276,747
                 1984 Series, 10.375%, 1/01/03

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/02 at 101 1/2     BBB+***       3,749,340
                 Series R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                Sparta Township School District, General Obligation Bonds, (Unlimited Tax):
    1,100,000    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                                9/06 at 100         AAA       1,179,409
    1,100,000    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                                9/06 at 100         AAA       1,179,409
    1,100,000    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                                9/06 at 100         AAA       1,179,409

---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.2%
    6,600,000   Pollution Control Financing Authority of Camden County (New Jersey),     No Opt. Call          B2       6,543,438
                 Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                 Series 1991C, 7.125%, 12/01/01 (Alternative Minimum Tax)

    6,500,000   Pollution Control Financing Authority of Camden County                   12/01 at 102          B2       6,473,025
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

    2,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/09 at 101 1/2         AAA       2,027,580
                 Bonds, Series FF, 5.250%, 7/01/13

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding             7/05 at 100         AAA         990,350
                 Bonds, Series Z, 5.250%, 7/01/21

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/05 at 100         AAA       3,529,330
                 Series X, 5.500%, 7/01/25

---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

    5,250,000   Cape May County (New Jersey), Municipal Utilities Authority,              1/03 at 102         AAA       5,415,743
                 Sewer Revenue Refunding Bonds, Series 1992A, 5.750%, 1/01/16

    1,485,000   New Jersey Economic Development Authority, Water Facilities               8/01 at 102           A       1,564,611
                 Refunding Bonds (Elizabeth Water Company Project), Series 1991A,
                 6.700%, 8/01/21 (Alternative Minimum Tax)

    3,100,000   New Jersey Economic Development Authority, Water Facilities               3/04 at 102         AAA       3,184,692
                 Revenue Refunding Bonds (Hackensack Water Company Project),
                 Series 1994B, 5.900%, 3/01/24 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities               7/08 at 102         AAA       6,053,688
                 Revenue Bonds (New Jersey-American Water Company, Inc. Project),
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    7,000,000   The North Hudson Sewerage Authority, New Jersey, Sewer                    8/06 at 101         AAA       6,842,150
                 Revenue Bonds, Series 1996, 5.125%, 8/01/22

    1,040,000   Passaic Valley Sewerage Commissioners, New Jersey, Sewer                 12/02 at 102         AAA       1,091,158
                 System Bonds, Series D, 5.750%, 12/01/10

    1,500,000   The Wanaque Valley Regional Sewerage Authority, Passaic                  No Opt. Call         AAA       1,596,401
                 County, New Jersey, Sewer Revenue Refunding Bonds,
                 Series 1993B, 5.750%, 9/01/18
---------------------------------------------------------------------------------------------------------------------------------
$ 259,270,000   Total Investments - (cost $258,254,862) - 99.1%                                                       267,944,639
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                    2,359,379
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $270,304,018
                =================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)
                            JUNE 30,1999
   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICAL - 3.2%

$  12,150,000   Pennsylvania Economic Development Finance Authority, Solid Waste          6/09 at 102        BBB+     $12,150,000
                 Disposal Revenue Bonds (USG Corporation Project), Series 1999,
                 6.000%, 6/01/31 (Alternative Minimum Tax) (WI)


---------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.4%

    2,000,000   Allegheny County Higher Education Building Authority                      9/08 at 102         BBB       1,859,360
                 (Commonwealth of Pennsylvania), College Revenue Bonds,
                 Series 1998A (Chatham College), 5.250%, 9/01/18

    4,500,000   Delaware County Authority (Commonwealth of Pennsylvania),                 8/01 at 100         AAA       4,743,810
                 University Revenue Bonds (Villanova University),
                 Series of 1991, 6.900%, 8/01/16

    4,970,000   Pennsylvania Higher Education Assistance Agency, Student Loan            No Opt. Call         AAA       5,155,977
                 Adjustable Rate Tender Revenue Refunding Bonds,
                 1985 Series A, 6.800%, 12/01/00

    4,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan             9/01 at 102         AAA       4,449,240
                 Revenue Bonds, Fixed Rate Bonds, 1991 Series C,
                 7.150%, 9/01/21 (Alternative Minimum Tax)

    3,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan             9/02 at 102         AAA       3,253,350
                 Revenue Bonds, Fixed Rate Bonds, 1992 Series C, 6.400%, 3/01/22
                 (Alternative Minimum Tax)

    3,825,000   The Pennsylvania State University Refunding Bonds, Series 1992,           3/01 at 102         AA-       4,046,315
                 6.250%, 3/01/11

    2,900,000   Scranton-Lackawanna Health and Welfare Authority, City                    3/02 at 102          A-       3,052,424
                 of Scranton, Lackawanna County, Pennsylvania, University
                 Revenue Bonds (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13

    8,445,000   Swarthmore Borough Authority (Pennsylvania), Swarthmore                   9/08 at 100         Aaa       7,805,207
                 College Revenue Bonds, Series of 1998, 5.000%, 9/15/28

      495,000   The General Municipal Authority of the City of Wilkes-Barre,             12/02 at 102         N/R         527,814
                 Pennsylvania, College of Misericordia Revenue Bonds,
                 Refunding 1992 Series B, 7.750%, 12/01/12

      645,000   The General Municipal Authority of the City of Wilkes-Barre,             12/00 at 100         N/R         687,757
                 Pennsylvania, College of Misericordia Revenue Bonds,
                 Refunding 1992 Series A, 7.750%, 12/01/12


---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 2.6%

    3,520,000   The Hospitals and Higher Education Facilities Authority of               12/01 at 102         AAA       3,785,162
                 Philadelphia, Hospital Revenue Refunding Bonds (Magee
                 Rehabilitation Hospital Project), Series of 1991, 7.000%, 12/01/10

    5,500,000   Health Care Facilities Authority of Sayre, Variable Rate                  6/01 at 103         AAA       5,927,625
                 Hospital Revenue Bonds (VHA of Pennsylvania, Inc., Capital Asset
                 Financing Program), Guthrie Healthcare System
                 Conversion, Series of 1985E, 7.200%, 12/01/20


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.3%

      995,000   Urban Redevelopment Authority of Pittsburgh, Redevelopment                2/02 at 102           A       1,037,725
                 Mortgage Revenue Bonds, 1992 Series C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 12.3%

    2,000,000   Allegheny County Residential Finance Authority, Single Family            11/08 at 102         Aaa       1,950,320
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

   11,855,000   Allegheny County Residential Finance Authority, Single Family            No Opt. Call         Aaa       1,803,738
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

      210,000   Redevelopment Authority of the City of Altoona (Pennsylvania),           12/01 at 102          A3         220,007
                 Home Improvement Loan Revenue  Bonds, Cities of Altoona
                 and Meadville Program (FHA Title 1 Insured Loans),
                 Series of 1991, 7.150%, 12/01/09 (Alternative Minimum Tax)

    1,945,000   Redevelopment Authority of the County of Berks (Pennsylvania),           No Opt. Call          A+       2,104,082
                 Senior Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$   4,415,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/02 at 102         AA+      $4,639,503
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/02 at 102         AA+       1,032,780
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/99 at 102         AA+       5,150,550
                 Revenue Bonds, Series W, 7.625%, 10/01/10
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/05 at 102         AA+       2,091,660
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+       1,038,240
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

    5,725,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+       6,049,379
                 Revenue Bonds, Series 1996-49, 6.450%,4/01/25
                 (Alternative Minimum Tax)

    4,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+       4,202,080
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+       5,225,450
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/07 at 101 1/2         AA+       5,065,200
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

    1,620,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue             4/06 at 102         AAA       1,711,400
                 Bonds, 1996 Series C, 6.550%, 4/01/28 (Alternative Minimum Tax)

    1,110,000   Urban Redevelopment Authority of Pittsburgh, Mortgage                     4/07 at 102         AAA       1,165,234
                 Revenue Bonds, 1997 Series A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

    2,865,000   Urban Redevelopment Authority of Pittsburgh, Mortgage                    10/01 at 102         AAA       2,989,628
                 Revenue Bonds, 1991 Series G, 7.050%, 4/01/23
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.1%

    3,225,000   Montgomery County Higher Education and Health Authority,                  1/06 at 101         BBB       3,350,936
                 Mortgage Revenue Bonds (Waverly Heights Project),
                 Series 1996, 6.375%, 1/01/26

      630,000   The Hospitals and Higher Education Facilities Authority of Philadelphia,  8/02 at 102          A-         672,840
                 Hospital Revenue Bonds (Children's Seashore House),
                 Series 1992A, 7.000%, 8/15/03


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.0%

    1,355,000   Bensalem Township School District, Bucks County, Pennsylvania             7/06 at 100         AAA       1,414,051
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    2,750,000    0.000%, 5/01/24                                                      5/16 at 68 1/32         AAA         676,033
    2,750,000    0.000%, 11/01/24                                                     5/16 at 66 5/16         AAA         656,728
    5,160,000    0.000%, 5/01/25                                                      5/16 at 64 9/16         AAA       1,197,017

    7,500,000   County of Montgomery, Pennsylvania, General Obligation Bonds,             7/09 at 100         Aaa       7,066,050
                 Series 1999, 5.000%, 7/15/24 (WI)

    6,000,000   Commonwealth of Pennsylvania, General Obligation Bonds,               3/02 at 101 1/2          AA       6,358,380
                 First Series of 1992, 6.375%, 9/15/11

    5,000,000   State Public School Building Authority (Commonwealth of                   3/01 at 100         AAA       5,180,950
                 Pennsylvania), School Revenue Bonds (Hazelton Area School
                 District Project), Series J of 1991, 6.500%, 3/01/08


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.9%

    4,390,000   Fairview Township Authority, York County, Pennsylvania,                  11/01 at 100         AAA       4,617,797
                 Guaranteed Sewer Revenue Bonds, Series of 1991 (Guaranteed
                 by the Township of Fairview, York County, Pennsylvania),
                 6.700%, 11/01/21

    9,225,000   Pennsylvania Intergovernmental Cooperation Authority, Special             6/09 at 100         AAA       8,247,611
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1999, 4.750%, 6/15/23

    6,500,000   Southeastern Pennsylvania Transportation Authority, Special               3/09 at 101         AAA       5,777,395
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.0%

$   2,500,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds                  1/02 at 102         AAA      $2,652,325
                 (Greater Pittsburgh International Airport), Series 1992A and 1992B,
                 6.625%, 1/01/22 (Alternative Minimum Tax)

    1,650,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue          12/01 at 102         AA-       1,758,339
                 Bonds, Series N of 1991, 6.500%, 12/01/13

      735,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue          12/02 at 102         AAA         740,263
                 Bonds, Series O of 1992, 5.500%, 12/01/17

    7,315,000   Philadelphia Authority for Industrial Development, Airport Revenue Bonds  7/08 at 101         AAA       6,771,203
                 (Philadelphia Airport System Project), Series A of 1998, 5.000%, 7/01/23
                 (Alternative Minimum Tax)

    3,250,000   The Philadelphia Parking Authority, Airport Parking Revenue Bonds,        9/09 at 101         AAA       3,133,065
                 Series of 1999, 5.250%, 9/01/29 (WI)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 40.5%

    6,300,000   Allegheny County Hospital Development Authority, Hospital                10/01 at 100     BBB+***       6,695,073
                 Revenue Bonds (St. Margaret Memorial Hospital), Series A of 1991,
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

                Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,
                Water Revenue Bonds, Series of 1992:
    3,045,000    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                             11/01 at 100         AAA       3,197,524
    4,000,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                             11/01 at 100         AAA       4,200,360

    5,000,000   Butler County Hospital Authority, Butler County, Pennsylvania, Hospital   6/01 at 102         AAA       5,360,950
                 Revenue Bonds, Series A of 1991 (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

    3,400,000   Erie County Hospital Authority, Pennsylvania, Hospital Revenue            2/01 at 102         AAA       3,624,536
                 Bonds (Hamot Medical Center), Series A of 1991, 7.100%, 2/15/10
                 (Pre-refunded to 2/15/01)

    2,000,000   Hampton Township School District, Allegheny County, Pennsylvania,        11/04 at 100         AAA       2,217,120
                 General Obligation Bonds, Series of 1995, 6.750%, 11/15/21
                 (Pre-refunded to 11/15/04)

    3,400,000   Lehigh County General Purpose Authority, College Revenue Bonds            6/02 at 100         AAA       3,637,286
                 (Allentown College of St. Francis de Sales Project),
                 Series of 1992, 6.750%, 12/15/12 (Pre-refunded to 6/15/02)

    4,000,000   Lower Pottsgrove Township Authority, Montgomery County,                  11/99 at 100         AAA       4,044,840
                 Pennsylvania, Guaranteed Sewer Revenue Bonds (Guaranteed by
                 the Township of Lower Pottsgrove), Series of 1991, 6.700%, 11/01/16
                 (Pre-refunded to 11/01/99)

    3,130,000   McKean County Solid Waste Authority, McKean County,                       1/02 at 100         AAA       3,310,006
                 Pennsylvania, Guaranteed Solid Waste Revenue Bonds,
                 Series of 1992, 6.650%, 1/01/12 (Pre-refunded to 1/01/02)

    4,500,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike                  12/01 at 102         AAA       4,896,180
                 Revenue Bonds, Series I of 1986, 7.200%, 12/01/17
                 (Pre-refunded to 12/01/01)

    1,250,000   Philadelphia Authority for Industrial Development Revenue Bonds,          5/02 at 102      N/R***       1,349,000
                 Series of 1992 (National Board of Medical Examiners Project),
                 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

    4,270,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,              6/01 at 102         AAA       4,640,892
                 Thirteenth Series, 7.700%, 6/15/21 (Pre-refunded to 6/15/01)

    8,530,000   The Hospitals and Higher Education Facilities Authority of                8/01 at 102       Aa***       9,218,030
                 Philadelphia, Refunding Revenue Bonds, Saint Agnes Medical
                 Center Project (FHA Insured Mortgage), Series 1991, 7.250%, 8/15/31
                 (Pre-refunded to 8/15/01)

    1,850,000   The School District of Philadelphia, Pennsylvania, General Obligation 5/02 at 100 3/4         AAA       1,975,523
                 Bonds, Series A of 1992, 6.500%, 5/15/05 (Pre-refunded to 5/15/02)

    3,250,000   The School District of Philadelphia, Pennsylvania, General Obligation     7/01 at 102         AAA       3,454,263
                 Bonds, Series B of 1991, 7.000%, 7/01/05 (Pre-refunded to 7/01/01)

   10,625,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue               8/01 at 100         AAA      11,253,150
                 Bonds, Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)

    8,800,000   The Hospitals and Higher Education Facilities Authority of               12/01 at 102      N/R***       9,573,344
                 Philadelphia, Hospital Revenue Bonds, Series of 1991 (Presbyterian
                 Medical Center of Philadelphia), 7.250%, 12/01/21 (Pre-refunded to
                 12/01/01)

    6,110,000   The Hospitals and Higher Education Facilities Authority of                2/02 at 102         Aaa       6,555,541
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds (The Children's
                 Hospital of Philadelphia Project), Series A of 1992, 6.500%,
                 2/15/21 (Pre-refunded to 2/15/02)

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                The Philadelphia Municipal Authority, Philadelphia,
                Pennsylvania, Justice Lease Revenue Bonds, Series B of 1991:
$   1,500,000    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                             11/01 at 102         AAA     $ 1,630,755
    9,900,000    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                             11/01 at 102         AAA      10,768,032

    3,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer                No Opt. Call         AAA       3,356,520
                 System Revenue Refunding Bonds, Series of 1986, 7.625%, 9/01/04

    7,065,000   The Pittsburgh Water and Sewer Authority, Water and                       9/01 at 102         AAA       7,555,382
                 Sewer System Revenue Refunding Bonds, Series A of 1991,
                 6.500%, 9/01/14 (Pre-refunded to 9/01/01)

    2,500,000   Saint Mary Hospital Authority, Hospital Revenue Bonds                     7/02 at 102         AAA       2,699,975
                 (Franciscan Health System/Saint Mary Hospital of Langhorne Inc.),
                 Series A of 1992, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    3,730,000   Scranton-Lackawanna Health and Welfare Authority, City                    6/00 at 102      N/R***       3,934,814
                 of Scranton, Lackawanna County, Pennsylvania, University
                 Revenue Bonds (University of Scranton Project), 1990 Series A,
                 7.400%, 6/15/10 (Pre-refunded to 6/15/00)

    8,475,000   Somerset County General Authority, Commonwealth of Pennsylvania,         10/01 at 100         AAA       9,022,909
                 Commonwealth Lease Revenue Bonds, Series of 1991,
                 7.000%, 10/15/13 (Pre-refunded to 10/15/01)

    3,500,000   Upper Merion Area School District, Montgomery County, Pennsylvania,       9/01 at 100      Aa2***       3,703,805
                 General Obligation Bonds, Series of 1993, 6.900%, 9/01/16
                 (Pre-refunded to 9/01/01)

    3,000,000   Warrington Township Municipal Authority, Bucks County,                   11/15 at 100         AAA       3,549,870
                 Pennsylvania, Water and Sewer Revenue Bonds,
                 Series of 1991, 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

    5,000,000   West Chester Area School District, Chester and Delaware                   1/01 at 100      Aa1***       5,196,200
                 Counties, Pennsylvania, General Obligation Bonds, Series A of 1991,
                 6.700%, 1/15/11 (Pre-refunded to 1/15/01)

    5,450,000   The Municipal Authority of the Borough of West View,                     No Opt. Call         AAA       7,330,740
                 Allegheny County, Pennsylvania, Special Obligation Bonds,
                 Series A of 1985, 9.500%, 11/15/14

    5,000,000   County of Westmoreland, Commonwealth of Pennsylvania,                     8/01 at 100         AAA       5,260,750
                 General Obligation Bonds, Series of 1992,
                 6.700%, 8/01/09 (Pre-refunded to 8/01/01)


---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.5%

    5,000,000   Beaver County Industrial Development Authority (Pennsylvania),            9/99 at 102        Baa3       5,134,300
                 Pollution Control Revenue Refunding Bonds (Ohio Edison Company,
                 Beaver Valley Project), 1989 Series A, 7.750%, 9/01/24

    3,750,000   Delaware County Industrial Development Authority, Pollution               4/01 at 102           A       3,959,250
                 Control Revenue Refunding Bonds (Philadelphia Electric
                 Company Project), 1991 Series A, 7.375%, 4/01/21

      400,000   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania           11/02 at 100          A-         418,220
                 Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

    4,000,000   Lehigh County Industrial Development Authority, Pollution                 8/05 at 102         AAA       4,254,840
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1995 Series A, 6.150%, 8/01/29

    3,000,000   Luzerne County Industrial Development Authority, Exempt                  10/02 at 102           A       3,239,580
                 Facilities Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

    3,550,000   Luzerne County Industrial Development Authority, Exempt                  12/02 at 102          A-       3,835,456
                 Facilities Revenue Bonds (Pennsylvania Gas and Water Company
                 Project), 1992 Series B, 7.125%, 12/01/22
                 (Alternative Minimum Tax)

    5,000,000   Luzerne County Industrial Development Authority, Exempt                  12/04 at 102         AAA       5,539,550
                 Facilities Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1994 Series A, 7.000%, 12/01/17
                 (Alternative Minimum Tax)

    5,500,000   Montgomery County Industrial Development Authority (Pennsylvania),        1/03 at 100           A       5,746,620
                 Resource Recovery Revenue Bonds (Montgomery County Project),
                 Series 1989, 7.500%, 1/01/12

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.9%

                Municipal Authority of Westmoreland County (Westmoreland County,
                Pennsylvania), Municipal Service Revenue Bonds, Series of 1999A:
$   5,000,000    0.000%, 8/15/22                                                         No Opt. Call         AAA      $1,366,150
    7,625,000    0.000%, 8/15/23                                                         No Opt. Call         AAA       1,966,940
---------------------------------------------------------------------------------------------------------------------------------
$ 366,030,000   Total Investments - (cost 336,716,317) - 93.7%                                                        353,866,276
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.3%                                                                   23,602,139
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $377,468,415
                =================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
                            JUNE 30,1999
   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.6%

$   2,000,000   New Morgan Industrial Development Authority (Pennsylvania),               4/04 at 102          A-      $2,069,180
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.7%

    4,000,000   Allegheny County Higher Education Building Authority                     11/09 at 102           A       3,777,280
                 (Commonwealth of Pennsylvania), College Revenue Bonds
                 (Thiel College), Series A of 1999, 5.375%, 11/15/29

    3,000,000   Chester County Health and Education Facilities Authority                 10/08 at 102        BBB-       2,884,860
                 (Pennsylvania), College Revenue Bonds (Immaculata College),
                 Series of 1998, 5.625%, 10/15/27

    5,000,000   Gettysburg Municipal Authority (Adams County, Pennsylvania),              8/08 at 101         AAA       4,702,850
                 Gettysburg College Revenue Bonds, Series of 1998,
                 5.000%, 8/15/23

    1,350,000   Lancaster Higher Education Authority, City of Lancaster,                  4/03 at 100         AAA       1,381,928
                 Pennsylvania, College Revenue Bonds, (Franklin and Marshall
                 College Project), Series of 1993, 5.700%, 4/15/13

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan             1/03 at 102         AAA      10,358,000
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan            No Opt. Call         AAA      10,116,300
                 Revenue Bonds, 1984 Series A, 4.625%, 12/01/00

    3,250,000   Pennsylvania Higher Education Facility Authority, College Revenue        11/03 at 102         AAA       3,498,138
                 Refunding Bonds (Allegheny College), Series 1993A, 6.100%, 11/01/08

    1,000,000   Pennsylvania Higher Educational Facilities Authority                      5/08 at 101         Aaa         970,170
                 (Commonwealth of Pennsylvania), LaSalle University Revenue
                 Bonds, Series of 1998, 5.250%, 5/01/23

    4,615,000   Pennsylvania Higher Educational Facilities Authority                      7/03 at 102         AAA       4,635,029
                 (Commonwealth of Pennsylvania), (Widener University),
                 Series A of 1993, 5.250%, 7/15/11

    3,340,000   State Public School Building Authority (Commonwealth                      3/03 at 100         AAA       3,437,561
                 of Pennsylvania), College Revenue Bonds (Northamption County
                 Area Community College Project), Series U of 1993, 5.850%, 3/15/15

    1,275,000   The General Municipal Authority of the City of Wilkes-Barre              12/02 at 102         N/R       1,359,520
                 (Pennsylvania), College Misericordia Revenue Refunding Bonds,
                 Series B of 1992, 7.750%, 12/01/12


---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 13.5%

    8,500,000   Allegheny County Hospital Development Authority (Pennsylvania),           5/06 at 102         AAA       8,711,055
                 Hospital Revenue Bonds (South Hills Health System),
                 Series A of 1996, 5.875%, 5/01/26

   14,000,000   Allegheny County Hospital Development Authority (Pennsylvania),           4/07 at 102         AAA      14,103,180
                 Health Center Revenue Bonds (University of Pittsburgh Medical
                 Center System), Series A of 1997, 5.625%, 4/01/27

    2,100,000   Delaware County Authority (Commonwealth of Pennsylvania),                12/03 at 102         AAA       2,113,062
                 Hospital Revenue Bonds (Crozer-Chester Medical Center),
                 Series of 1994, 5.300%, 12/15/11

    2,300,000   Franklin County Industrial Development Authority, Hospital                7/08 at 100         Aaa       2,159,033
                 Revenue Refunding Bonds (The Chambersburg Hospital),
                 Series of 1998, 5.000%, 7/01/18

    8,400,000   Montgomery County Higher Education and Health Authority                   1/09 at 101         AAA       7,768,908
                 Revenue Bonds (Pottstown Healthcare Corporation),
                 Series of 1998, 5.000%, 1/01/27

      485,000   Montgomery County Higher Education and Health Authority                   6/03 at 102         AAA         505,908
                 (Pennsylvania), Hospital Revenue Bonds, Series A of 1993
                 (Abington Memorial Hospital), 6.000%, 6/01/22

    4,700,000   Pennsylvania Higher Educational Facilities Authority                      1/06 at 101          AA       4,621,416
                 (Commonwealth of Pennsylvania), The University of Pennsylvania
                 Health Services Revenue Bonds, Series A of 1996, 5.750%, 1/01/22

                The Hospitals and Higher Education Facilities Authority of Philadelphia
                (Pennsylvania), Health System Revenue Bonds, Series A of 1997
                (Jefferson Health System):
    1,400,000    5.500%, 5/15/07                                                         No Opt. Call         AA-       1,444,562
    1,000,000    5.500%, 5/15/08                                                         No Opt. Call         AA-       1,027,840

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                City of Pottsville Hospital Authority, Hospital Revenue Bonds
                (The Pottsville Hospital and Warne Clinic), Series of 1998:
$   2,000,000    5.500%, 7/01/18                                                          7/08 at 100         BBB      $1,868,200
    2,000,000    5.625%, 7/01/24                                                          7/08 at 100         BBB       1,869,220


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.0%

    4,345,000   Bucks County Redevelopment Authority, Pennsylvania, Second Lien           8/03 at 100        Baa2       4,416,606
                 Multifamily Mortgage Revenue Bonds, Section 8 Assisted
                 (Country Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

    1,710,000   Luzerne County Housing Corporation, Mortgage Revenue Refunding            7/03 at 100         Aaa       1,755,589
                 Bonds (FHA-Insured Mortgage Loan-Freeland Apartments,
                 Section 8 Assisted Project), Series 1993, 6.125%, 7/15/23

    5,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding             7/02 at 102         AAA       5,282,050
                 Bonds, Issue 1992, 6.400%, 7/01/12

    2,345,000   Swissvale Housing Development Corporation (An Instrumentality of          7/03 at 100          Aa       2,388,195
                 the Allegheny County Housing Authority), Multifamily Mortgage
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Swissvale Project), Series 1993C, 6.100%, 7/01/22


---------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

    1,000,000   Allegheny County Residential Finance Authority, Single Family            11/08 at 102         Aaa         979,300
                 Mortgage Revenue Bonds, 1998 Series DD-1, 5.350%, 11/01/19
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      10/03 at 102         AA+       2,002,960
                 Bonds, Series 1993-37A, 5.450%, 10/01/17

    1,120,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      No Opt. Call         AA+       1,257,435
                 Bonds, Series 1996-47, 6.750%, 10/01/06 (Alternative Minimum Tax)

    3,305,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+       3,475,307
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

    2,750,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/06 at 102         AA+       2,859,780
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A,
    1,500,000    6.050%,10/01/16 (Alternative Minimum Tax)                                4/07 at 102         AA+       1,562,625
    4,000,000    6.150%, 10/01/27 (Alternative Minimum Tax)                               4/07 at 102         AA+       4,166,240

    1,650,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/07 at 101 1/2         AA+       1,695,276
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

    1,645,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/07 at 101 1/2         AA+       1,660,101
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

    1,700,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/08 at 101 1/2         AA+       1,693,217
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

    1,500,000   Urban Redevelopment Authority of Pittsburgh, Mortgage                     4/06 at 102         AAA       1,589,055
                 Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue
                Bonds, 1997 Series A:
      845,000    6.150%, 10/01/16 (Alternative Minimum Tax)                               4/07 at 102         AAA         887,250
      765,000    6.200%, 10/01/21 (Alternative Minimum Tax)                               4/07 at 102         AAA         801,980

    1,375,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue             4/03 at 102         AAA       1,436,366
                 Bonds, 1992 Series D, 6.500%, 4/01/17

    2,460,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue             4/03 at 102         AAA       2,589,814
                 Bonds, 1992 Series C-1, 6.800%, 10/01/25 (Alternative Minimum Tax)

      615,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue             4/04 at 102         AAA         663,972
                 Bonds, 1994 Series B, 6.950%, 10/01/10 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.7%

    2,165,000   Montgomery County Industrial Development Authority, Health                6/03 at 102         N/R       2,251,492
                 Facilities Revenue Bonds, Series of 1993 (ECRI Project),
                 6.850%, 6/01/13

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

$   1,230,000   Pennsylvania Economic Development Financing Authority                     6/08 at 100         BBB      $1,111,785
                 (Northwestern Human Services, Inc. Project), Series 1998A,
                 5.250%, 6/01/28

                Philadelphia Authority for Industrial Development
                (Pennsylvania), Health Care Facilities Revenue Bonds, Series
                1998A (Pauls Run):
    1,350,000    5.750%, 5/15/18                                                          5/08 at 102         N/R       1,261,521
    1,650,000    5.875%, 5/15/28                                                          5/08 at 102         N/R       1,536,464

    4,000,000   Philadelphia Hospital and Higher Educational Facilities Authority         8/03 at 102        BBB+       4,138,960
                 of Philadelphia, Revenue Refunding Bonds (Philadelphia MR Project),
                 Series 1992, 5.625%, 8/01/04


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.1%

    2,500,000   Bensalem Township School District, Bucks County, Pennsylvania,            7/06 at 100         AAA       2,603,600
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    1,750,000    0.000%, 5/01/22                                                      5/16 at 75 9/16         AAA         482,948
    2,750,000    0.000%, 11/01/22                                                      5/16 at 73 5/8         AAA         737,330
    2,750,000    0.000%, 5/01/23                                                     5/16 at 71 23/32         AAA         716,320
    2,750,000    0.000%, 11/01/23                                                      5/16 at 69 7/8         AAA         695,915

    4,305,000   County of Montgomery, Pennsylvania, General Obligation Bonds,            10/06 at 100         Aaa       4,255,019
                 Series B of 1996, 5.375%, 10/15/21

    7,800,000   North Penn School District Montgomery and Bucks Counties,                 3/06 at 100         Aa3       7,596,108
                 Pennsylvania, General Obligation Bonds, Series of 1996, 5.125%, 3/01/17

    2,000,000   The School District of Philadelphia, Pennsylvania, General Obligation    No Opt. Call         AAA       2,188,040
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

    9,050,000   The School District of Philadelphia, Pennsylvania, General Obligation     4/09 at 100         AAA       8,059,568
                 Bonds, Series A of 1999, 4.750%, 4/01/27

    4,000,000   Wallenpaupack Area School District, Wayne and Pike Counties,              4/01 at 100         AAA       4,079,240
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11


---------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.3%


    4,000,000   The County of Allegheny, Pennsylvania, Certificates of Participation,    12/09 at 101         Aaa       3,712,600
                 Sublease Purchase Agreement, 5.000%, 12/01/28


    4,060,000   Delaware Valley Regional Finance Authority, Local Government              4/06 at 100         AAA       4,200,070
                 Revenue Bonds, Series A, 6.000%, 4/15/26


   17,900,000   The Harrisburg Authority, Dauphin County, Pennsylvania,                   9/07 at 100         AAA       18,121,244
                 Tax-Exempt Revenue Bonds (The City of Harrisburg Project),
                 Series II of 1997, 5.625%, 9/15/22

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
    2,000,000    7.000%, 7/01/06                                                         No Opt. Call         AAA       2,253,380
    1,550,000    7.000%, 1/01/07                                                         No Opt. Call         AAA       1,747,641
    1,000,000    7.000%, 7/01/07                                                        No Opt. Call          AAA       1,134,460


    8,520,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated         12/08 at 100         AAA       7,623,270
                 Revenue Bonds, Series B of 1998, 4.750%, 12/01/27


---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.2%


      750,000   Allegheny County Hospital Development Authority (Pennsylvania),           6/02 at 102      N/R***         816,810
                 Health and Education Revenue Bonds (The Rehabilitation Institute
                 of Pittsburgh Project), Series of 1992, 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)


    3,000,000   Allegheny County Hospital Development Authority (Pennsylvania),          11/02 at 100         AAA       3,183,150
                 Health Center Revenue Bonds, (Presbyterian University Health
                 System, Inc. Project), Series A of 1992, 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)


    2,000,000   Bangor Area School District, Northampton County (Pennsylvania),           3/06 at 100         AAA       2,096,280
                 General Obligation Bonds, Series B of 1996,
                 5.500%, 3/15/18 (Pre-refunded to 3/15/06)

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)


$   9,065,000   Bethlehem Area School District, Northampton and Lehigh Counties           3/01 at 100         AAA      $9,296,158
                 (Pennsylvania), General Obligation Bonds, Series of 1993,
                 5.600%, 9/01/12 (Pre-refunded to 3/01/01)


                Bethlehem Authority, Northampton and Lehigh Counties
                 (Pennsylvania), Water Revenue Bonds, Series A of 1992:
    3,100,000    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                             11/02 at 100         AAA       3,281,877
    3,785,000    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                             11/02 at 100         AAA       4,007,066

    1,500,000   Fort LeBoeuf School District (Erie County, Pennsylvania),                 1/03 at 100         AAA       1,570,710
                 General Obligation Bonds, Series A of 1993, 5.800%, 1/01/16
                 (Pre-refunded to 1/01/03)

    3,500,000   Hollidaysburg Sewer Authority (Pennsylvania), Guaranteed Sewer            1/03 at 100         AAA       3,698,765
                 Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)

    1,500,000   Ligonier Valley School District (Westmoreland County,                     3/04 at 100         AAA       1,596,630
                 Pennsylvania), General Obligation Bonds, Series of 1994,
                 6.000%, 3/01/23 (Pre-refunded to 3/01/04)

    2,015,000   Montgomery County Higher Educational and Health Authority                 6/03 at 102         AAA       2,164,191
                 (Pennsylvania), Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series A of 1993, 6.000%, 6/01/22
                 (Pre-refunded to 6/01/03)

    1,620,000   Pennsylvania Higher Educational Facilities Authority, College            No Opt. Call         Aaa       1,889,941
                 and University Revenue Bonds, 9th Series, 7.625%, 7/01/15

    1,005,000   The Hospitals and Higher Education Facilities Authority of                5/04 at 102         AAA       1,090,093
                 Philadelphia, Community College Revenue Bonds (Community College
                 of Philadelphia), Series of 1994, 6.100%, 5/01/10
                 (Pre-refunded to 5/01/04)

    1,000,000   City of Philadelphia (Pennsylvania), Water and Sewer Revenue              8/01 at 102         AAA       1,087,010
                 Bonds, Sixteenth Series, 7.500%, 8/01/10 (Pre-refunded to 8/01/01)

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia (Pennsylvania), Hospital Revenue Bonds
                (Presbyterian Medical Center of Philadelphia), Series of 1993:
    1,000,000    6.500%, 12/01/11                                                        12/03 at 102         AAA       1,107,860
    3,690,000    6.650%, 12/01/19                                                        12/03 at 102         AAA       4,255,124

    1,750,000   Pine-Richland School District (Allegheny County, Pennsylvania),           9/03 at 100         AAA       1,865,850
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

    3,660,000   Rose Tree Media School District (Delaware County, Pennsylvania),          9/01 at 100         AAA       3,865,399
                 General Obligation Bonds, Series of 1993, 6.700%, 3/15/12
                 (Pre-refunded to 9/15/01)

    2,500,000   Schuylkill Valley School District (Berks County, Pennsylvania),           4/03 at 100         AAA       2,630,050
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

    1,650,000   The Municipal Authority of the Borough of West View (Allegheny           No Opt. Call         AAA       2,219,398
                 County, Pennsylvania), Special Obligation Bonds,
                 Series A of 1985 9.500%, 11/15/14


---------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.5%

    6,000,000   Beaver County Industrial Development Authority (Pennsylvania),            6/08 at 102         AAA       5,770,080
                 Exempt Facilities Revenue Bonds (Shippingport Project),
                 1998 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)

    7,590,000   Indiana County Industrial Development Authority (Pennsylvania),           5/07 at 102         AAA       7,779,522
                 Pollution Control Revenue Bonds (Metropolitan Edison Company
                 Project), 1997 Series A, 5.950%, 5/01/27 (Alternative Minimum Tax)

   15,000,000   Lehigh County Industrial Development Authority, Pollution Control        11/02 at 102         AAA      16,094,850
                 Revenue Refunding Bonds (Pennsylvania Power and Light Company
                 Project), 1992 Series A, 6.400%, 11/01/21

    7,350,000   Luzerne County Industrial Development Authority, Exempt                  10/02 at 102           A       7,936,971
                 Facilities Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

    4,500,000   Luzerne County Industrial Development Authority, Exempt                  12/02 at 102          A-       4,861,845
                 Facilities Revenue Bonds (Pennsylvania Gas and Water Company
                 Project), 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

    3,575,000   Montgomery County Industrial Development Authority                       12/01 at 102         AAA       3,809,270
                 (Pennsylvania), Pollution Control Revenue Refunding Bonds
                 (Philadelphia Electric Company Project), 1991 Series B,
                 6.700%, 12/01/21

   PRINCIPAL                                                                            OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*   RATINGS**           VALUE
---------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.0%

$   1,975,000   Delaware County Industrial Development Authority, Water                   6/02 at 102         AAA      $2,108,846
                 Facilities Revenue Refunding Bonds (Philadelphia Suburban
                 Water Company Project), Series 1992, 6.500%, 6/01/10

    5,500,000   Northumberland County Industrial Development Authority,                  10/03 at 102         N/R       5,579,970
                 Exempt Facilities Revenue Bonds (Roaring Creek Water
                 Company Project), Series 1993, 6.375%, 10/15/23
                 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
    2,335,000    5.750%, 6/15/13                                                          6/03 at 102         AAA       2,412,685
    2,300,000    5.500%, 6/15/14                                                          6/03 at 102         AAA       2,303,979

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1995,
    3,000,000    6.750%, 8/01/05                                                         No Opt. Call         AAA       3,317,910
    2,730,000    6.250%, 8/01/10                                                         No Opt. Call         AAA       3,001,714

   10,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer                No Opt. Call         AAA       1,953,700
                 System First Lien Revenue Bonds, Series B of 1998,
                 0.000%, 9/01/28
---------------------------------------------------------------------------------------------------------------------------------
$ 346,370,000   Total Investments - (cost $329,085,844) - 98.4%                                                       337,706,997
=============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                    5,627,613
---------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $343,334,610
                =================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
JUNE 30, 1999
                                                             NEW JERSEY           NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                     INVESTMENT QUALITY       PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market
   value (note 1)                                          $449,039,239         $267,944,639        $353,866,276        $337,706,997
 Cash                                                        18,713,535                   --          22,405,121                  --
 Receivables:
   Interest                                                   7,655,562            4,739,832           5,905,826           5,340,697
   Investments sold                                             365,000            2,355,000          19,726,800           6,557,300
 Other assets                                                    23,778               37,252              30,737              38,160
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          475,797,114          275,076,723         401,934,760         349,643,154
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                      --            1,684,898                  --           4,710,975
 Payable for investments purchased                           10,274,204            1,786,464          22,486,540                  --
 Accrued expenses:
   Management fees (note 6)                                     228,241              143,323             188,459             181,332
   Other                                                        394,759              255,044             376,222             304,408
 Preferred share dividends payable                               48,285               40,415              70,019              48,874
 Common share dividends payable                               1,522,418              862,561           1,345,105           1,062,955
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      12,467,907            4,772,705          24,466,345           6,308,544
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $463,329,207         $270,304,018        $377,468,415        $343,334,610
====================================================================================================================================
Preferred shares, at liquidation value                     $162,000,000         $ 91,600,000        $132,000,000        $118,100,000
====================================================================================================================================
Preferred shares outstanding                                      6,480                3,664               5,280               4,724
====================================================================================================================================
Common shares outstanding                                    19,901,771           11,980,697          16,013,769          15,747,463
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                              $      15.14         $      14.92        $      15.33        $      14.30
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999
                                                            NEW JERSEY           NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                    INVESTMENT QUALITY       PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
INVESTMENT INCOME (NOTE1)                                  $26,041,479          $15,206,594         $22,189,561         $19,231,019
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                     2,797,888            1,773,015           2,317,666           2,256,821
Preferred shares - auction fees                                325,000              229,001             274,998             295,249
Preferred shares - dividend disbursing agent fees               19,998               29,999              19,998              29,999
Shareholders' servicing agent fees and expenses                 48,455               24,850              57,062              52,331
Custodian's fees and expenses                                   77,166               63,124              87,427              78,295
Directors'/Trustees' fees and expenses (note 6)                  4,205                2,602               3,500               3,336
Professional fees                                               18,224               17,732              18,024              17,940
Shareholders' reports - printing and mailing expenses          133,266               88,123              99,823             123,447
Stock exchange listing fees                                     24,765               24,262              24,915              24,262
Investor relations expense                                      37,759               23,470              33,737              31,715
Other expenses                                                  24,309               16,922              19,097              15,908
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   3,511,035            2,293,100           2,956,247           2,929,303
    Custodian fee credit (note 1)                               (4,469)              (6,509)            (23,238)            (15,300)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,506,566            2,286,591           2,933,009           2,914,003
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       22,534,913           12,920,003          19,256,552          16,317,016
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             255,510             (244,178)          1,496,625             580,091
Net change in unrealized appreciation or
   depreciation of investments                              (9,880,112)          (4,838,620)        (10,804,691)        (10,102,849)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                            (9,624,602)          (5,082,798)         (9,308,066)         (9,522,758)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $12,910,311          $ 7,837,205         $ 9,948,486         $ 6,794,258
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
                                                            NEW JERSEY INVESTMENT QUALITY               NEW JERSEY PREMIUM INCOME
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/99              6/30/98             6/30/99             6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 22,534,913         $ 22,760,040        $ 12,920,003        $ 13,081,889
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                255,510            1,145,279            (244,178)          1,139,335
Net change in unrealized appreciation or
   depreciation of investments                              (9,880,112)           4,551,886          (4,838,620)          6,532,010
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  12,910,311           28,457,205           7,837,205          20,753,234
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)

From undistributed net investment income:
   Common shareholders                                     (18,431,006)         (18,755,870)        (10,381,899)        (10,251,340)
   Preferred shareholders                                   (3,894,310)          (4,393,050)         (2,619,427)         (3,059,919)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                        (501,058)            (592,823)                 --                  --
   Preferred shareholders                                     (118,996)            (132,888)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
      to shareholders                                      (22,945,370)         (23,874,631)        (13,001,326)        (13,311,259)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued
   to shareholders
   due to reinvestment of distributions                      2,911,713            2,673,402           1,192,349             760,188
Net proceeds from sale of Preferred shares                  31,574,604                   --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
      share transactions                                    34,486,317            2,673,402           1,192,349             760,188
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    24,451,258            7,255,976          (3,971,772)          8,202,163
Net assets at the beginning of year                        438,877,949          431,621,973         274,275,790         266,073,627
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $463,329,207         $438,877,949        $270,304,018        $274,275,790
===================================================================================================================================
Balance of undistributed net investment
   income at the end of year                                $  769,654           $  560,057          $  526,631          $  607,954
===================================================================================================================================
                                                            PENNSYLVANIA INVESTMENT QUALITY           PENNSYLVANIA PREMIUM INCOME 2
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/99              6/30/98             6/30/99             6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 19,256,552         $ 19,406,751        $ 16,317,016        $ 16,145,833
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                              1,496,625              736,176             580,091           2,190,521
Net change in unrealized appreciation or
   depreciation of investments                             (10,804,691)             670,433         (10,102,849)          8,353,368
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   9,948,486           20,813,360           6,794,258          26,689,722
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                     (16,078,764)         (15,952,202)        (12,031,069)        (12,188,569)
   Preferred shareholders                                   (3,372,586)          (3,634,806)         (3,551,933)         (4,129,260)
From accumulated net realized gains from
  investment transactions:
   Common shareholders                                         (71,740)            (828,412)                 --                  --
   Preferred shareholders                                      (16,220)            (192,317)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
      to shareholders                                      (19,539,310)         (20,607,737)        (15,583,002)        (16,317,829)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued
   to shareholders
   due to reinvestment of distributions                      2,247,807            2,184,617                  --                  --
Net proceeds from sale of Preferred shares                  21,672,384                   --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
      share transactions                                    23,920,191            2,184,617                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    14,329,367            2,390,240          (8,788,744)         10,371,893
Net assets at the beginning of year                        363,139,048          360,748,808         352,123,354         341,751,461
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $377,468,415         $363,139,048        $343,334,610        $352,123,354
===================================================================================================================================
Balance of undistributed net investment income
   at the end of year                                     $    335,030         $    529,828        $    875,604        $    141,590
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on a specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1999, New Jersey Investment Quality, New Jersey Premium Income and Pennsylvania Investment Quality had when-issued and delayed delivery purchase commit ments of $10,274,204, $1,786,464 and $22,486,540, respectively. There were no such purchase commitments in Pennsylvania Premium Income 2.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                            NEW JERSEY NEW JERSEY PENNSYLVANIA PENNSYLVANIA INVESTMENT PREMIUM INVESTMENT PREMIUM
                               QUALITY       INCOME      QUALITY     INCOME 2
-----------------------------------------------------------------------------
Number of Shares:
   Series M                      3,200           --           --          844
   Series T                         --          624          880           --
   Series W                         --        1,440        2,400           --
   Series Th                     2,000        1,600        2,000        2,080
   Series F                      1,280           --           --        1,800
-----------------------------------------------------------------------------
Total                            6,480        3,664        5,280        4,724
=============================================================================

Effective June 25, 1999, New Jersey Investment Quality issued 1,280 Series F $25,000 stated value Preferred shares.

Effective June 25, 1999, Pennsylvania Investment Quality issued 880 Series T $25,000 stated value Preferred shares.

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 1999.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                               NEW JERSEY               NEW JERSEY
                                                          INVESTMENT QUALITY          PREMIUM INCOME
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           6/30/99      6/30/98      6/30/99      6/30/98
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                        170,697      161,805       73,157       49,041
=========================================================================================================
                                                                                        PENNSYLVANIA
                                                   PENNSYLVANIA INVESTMENT QUALITY    PREMIUM INCOME 2
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           6/30/99      6/30/98      6/30/99      6/30/98
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           129,690      128,464           --           --
=========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 2, 1999, to shareholders of record on July 15, 1999, as follows:

                               NEW JERSEY NEW JERSEY PENNSYLVANIA PENNSYLVANIA INVESTMENT PREMIUM INVESTMENT PREMIUM
                                  QUALITY       INCOME      QUALITY     INCOME 2
--------------------------------------------------------------------------------
Dividend per share                $ .0765      $ .0720      $ .0840      $ .0675
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 1999, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $63,718,967  $26,379,580  $56,707,813  $32,996,331
   Short-term municipal securities                      13,900,000    5,400,000   17,595,000   26,705,000
Sales and maturities:
   Long-term municipal securities                       35,072,525   27,148,295   59,724,366   31,133,534
   Short-term municipal securities                      13,900,000    5,400,000   18,395,000   29,105,000
=========================================================================================================


At June 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30, 1999, New Jersey Premium Income had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                      NEW JERSEY
                                                                         PREMIUM
                                                                          INCOME
--------------------------------------------------------------------------------
Expiration year:
   2002                                                               $3,583,548
   2003                                                                  129,409
   2004                                                                  650,143
   2005                                                                  174,583
   2006                                                                       --
   2007                                                                  244,178
--------------------------------------------------------------------------------
Total                                                                 $4,781,861
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1999, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $22,077,293  $10,723,609  $19,551,567  $11,513,560
   depreciation                                         (1,968,244)  (1,033,832)  (2,401,608)  (2,892,407)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $20,109,049  $ 9,689,777  $17,149,959  $ 8,621,153
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At June 30, 1999, net assets consisted of:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $162,000,000  $91,600,000 $132,000,000 $118,100,000
Common shares, $.01 par value per share                    199,018      119,807      160,138      157,475
Paid-in surplus                                        280,014,481  173,154,295  226,233,596  215,275,699
Balance of undistributed net investment income             769,654      526,631      463,751      875,604
Accumulated net realized gain (loss) from
   investment transactions                                 237,005   (4,786,492)   1,460,971      304,679
Net unrealized appreciation of investments              20,109,049    9,689,777   17,149,959    8,621,153
---------------------------------------------------------------------------------------------------------
Net assets                                             $463,329,207$270,304,018 $377,468,415 $343,334,610
=========================================================================================================
Authorized shares:
   Common                                              200,000,000  200,000,000    Unlimited    Unlimited
   Preferred                                             1,000,000    1,000,000    Unlimited    Unlimited
=========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each fiscal year is as follows:
                                             Investment Operations
                                          ------------------------------
                                                       Net
                                                       Realized/
                               Beginning  Net          Unrealized
                               Net Asset  Investment   Investment
                               Value      Income       Gain (Loss) Total
New Jersey Investment Quality
Year Ended 6/30:
        1999                   $15.65     $1.14        $(.48)      $ .66
        1998                    15.41      1.16          .29        1.45
        1997                    15.05      1.18          .34        1.52
        1996                    15.06      1.17         (.01)       1.16
        1995                    14.73      1.20          .40        1.60
New Jersey Premium Income
Year Ended 6/30:
        1999                    15.34      1.08         (.41)        .67
        1998                    14.71      1.10          .65        1.75
        1997                    14.18      1.09          .51        1.60
        1996                    13.97      1.08          .20        1.28
        1995                    13.46      1.06          .55        1.61
Pennsylvania Investment Quality
Year Ended 6/30:
        1999                    15.94      1.22         (.61)        .61
        1998                    15.91      1.23          .10        1.33
        1997                    15.72      1.26          .22        1.48
        1996                    15.86      1.28         (.08)       1.20
        1995                    15.49      1.29          .41        1.70
Pennsylvania Premium Income 2
Year Ended 6/30:
        1999                    14.86      1.04         (.61)        .43
        1998                    14.20      1.02          .67        1.69
        1997                    13.57      1.04          .63        1.67
        1996                    13.25      1.04          .33        1.37
        1995                    12.53      1.05          .77        1.82
                                                            Less Distributions
                                   --------------------------------------------------------------------------
                                   Net            Net
                                   Investment     Investment     Capital         Capital
                                   Income         Income         Gains           Gains
                                   To Common      To Preferred   To Common       To Preferred
                                   Shareholders   Shareholders+  Shareholders    Shareholders+        Total
New Jersey Investment Quality
Year Ended 6/30:
        1999                       $  (.93)       $(.20)         $(.03)          $(.01)               $(1.17)
        1998                          (.95)        (.22)          (.03)           (.01)                (1.21)
        1997                          (.95)        (.21)           --              --                  (1.16)
        1996                          (.94)        (.23)           --              --                  (1.17)
        1995                         (1.01)        (.24)          (.02)            --                  (1.27)
New Jersey Premium Income
Year Ended 6/30:
        1999                          (.87)        (.22)           --              --                  (1.09)
        1998                          (.86)        (.26)           --              --                  (1.12)
        1997                          (.84)        (.23)           --              --                  (1.07)
        1996                          (.81)        (.26)           --              --                  (1.07)
        1995                          (.81)        (.28)          (.01)            --                  (1.10)
Pennsylvania Investment Quality
Year Ended 6/30:
        1999                         (1.01)        (.21)           --              --                  (1.22)
        1998                         (1.01)        (.23)          (.05)           (.01)                (1.30)
        1997                         (1.01)        (.24)          (.03)           (.01)                (1.29)
        1996                         (1.05)        (.25)          (.03)           (.01)                (1.34)
        1995                         (1.07)        (.26)           --              --                  (1.33)
Pennsylvania Premium Income 2
Year Ended 6/30:
        1999                          (.76)        (.23)           --              --                   (.99)
        1998                          (.77)        (.26)           --              --                  (1.03)
        1997                          (.78)        (.26)           --              --                  (1.04)
        1996                          (.78)        (.27)           --              --                  (1.05)
        1995                          (.81)        (.29)           --              --                  (1.10)
                                                                    Total Returns
                                                                  ----------------------
                                                                                 Based
                                   Ending                         Based          on
                                   Net            Ending          on             Net
                                   Asset          Market          Market         Asset
                                   Value          Value           Value*         Value*
New Jersey Investment Quality
Year Ended 6/30:
        1999                       $15.14         $15.8125        (2.33)%         2.82%
        1998                        15.65          17.1250        11.38           8.12
        1997                        15.41          16.3125        16.50           8.92
        1996                        15.05          14.8750         8.17           6.28
        1995                        15.06          14.6250         3.03           9.71
New Jersey Premium Income
Year Ended 6/30:
        1999                        14.92          15.8125         7.17           2.87
        1998                        15.34          15.5625        11.12          10.35
        1997                        14.71          14.8125        20.95           9.94
        1996                        14.18          13.0000         4.24           7.37
        1995                        13.97          13.2500        14.60          10.39
Pennsylvania Investment Quality
Year Ended 6/30:
        1999                        15.33          16.6875         2.56           2.50
        1998                        15.94          17.2500         8.77           7.02
        1997                        15.91          16.8750         9.75           8.01
        1996                        15.72          16.3750        12.74           6.00
        1995                        15.86          15.5000         2.32           9.77
Pennsylvania Premium Income 2
Year Ended 6/30:
        1999                        14.30          13.7500         7.98           1.27
        1998                        14.86          13.4375         6.27          10.29
        1997                        14.20          13.3750        14.82          10.61
        1996                        13.57          12.3750         2.21           8.39
        1995                        13.25          12.8750        11.50          12.87
                                                                   Ratios/Supplemental Data
                                ------------------------------------------------------------------------------------------
                                                                        Before Credit
                                ------------------------------------------------------------------------------------------
                                                                       Ratio of Net                           Ratio of Net
                                                     Ratio of          Investment         Ratio of            Investment
                                                     Expenses          Income to          Expenses            Income to
                                                     to Average        Average            to Average          Average
                                Ending               Net Assets        Net Assets         Total               Total
                                Net                  Applicable        Applicable         Net Assets          Net Assets
                                Assets               to Common         to Common          Including           Including
                                (000)                Shares++          Shares++           Preferred++         Preferred++
New Jersey Investment Quality
Year Ended 6/30:
        1999                    $463,329             1.13%             7.27%              .80%                5.12%
        1998                     438,878             1.13              7.40               .79                 5.20
        1997                     431,622             1.14              7.70               .80                 5.36
        1996                     422,338             1.16              7.67               .81                 5.33
        1995                     420,944             1.23              8.06               .85                 5.57
New Jersey Premium Income
Year Ended 6/30:
        1999                     270,304             1.24              7.00               .83                 4.68
        1998                     274,276             1.25              7.24               .83                 4.81
        1997                     266,074             1.27              7.53               .83                 4.91
        1996                     259,708             1.32              7.53               .86                 4.90
        1995                     257,251             1.46              7.89               .94                 5.08
Pennsylvania Investment Quality
Year Ended 6/30:
        1999                     377,468             1.17              7.60               .81                 5.30
        1998                     363,139             1.15              7.65               .80                 5.34
        1997                     360,749             1.17              7.96               .81                 5.52
        1996                     355,823             1.18              7.98               .82                 5.53
        1995                     355,831             1.27              8.28               .87                 5.70
Pennsylvania Premium Income 2
Year Ended 6/30:
        1999                     343,335             1.24              6.93               .83                 4.61
        1998                     352,123             1.24              6.99               .82                 4.63
        1997                     341,751             1.27              7.47               .83                 4.85
        1996                     331,863             1.30              7.59               .84                 4.90
        1995                     326,771             1.46              8.23               .92                 5.20
                                                       Ratios/Supplemental Data
                               --------------------------------------------------------------------------------------
                                                          After Credit**
                               -------------------------------------------------------------------
                                                  Ratio of Net                        Ratio of Net
                               Ratio of           Investment       Ratio of           Investment
                               Expenses           Income to        Expenses           Income to
                               to Average         Average          to Average         Average
                               Net Assets         Net Assets       Total              Total
                               Applicable         Applicable       Net Assets         Net Assets            Portfolio
                               to Common          to Common        Including          Including             Turnover
                               Shares++           Shares++         Preferred++        Preferred++           Rate
New Jersey Investment Quality
Year Ended 6/30:
        1999                   1.13%              7.27%            .80%               5.12%                  8%
        1998                   1.13               7.40             .79                5.20                   6
        1997                   1.14               7.70             .80                5.36                  15
        1996                   1.16               7.67             .81                5.33                  16
        1995                   1.23               8.06             .85                5.57                  13
New Jersey Premium Income
Year Ended 6/30:
        1999                   1.24               7.00             .83                4.68                  10
        1998                   1.25               7.24             .83                4.81                  13
        1997                   1.27               7.53             .83                4.91                  18
        1996                   1.32               7.53             .86                4.90                  32
        1995                   1.46               7.89             .94                5.08                  15
Pennsylvania Investment Quality
Year Ended 6/30:
        1999                   1.16               7.61             .81                5.30                  16
        1998                   1.15               7.65             .80                5.34                   9
        1997                   1.17               7.96             .81                5.52                   8
        1996                   1.18               7.98             .82                5.53                  12
        1995                   1.27               8.28             .87                5.70                   9
Pennsylvania Premium Income 2
Year Ended 6/30:
        1999                   1.24               6.93             .82                4.62                   9
        1998                   1.24               6.99             .82                4.63                  32
        1997                   1.27               7.47             .83                4.85                  29
        1996                   1.30               7.59             .84                4.90                  19
        1995                   1.46               8.23             .92                5.20                   5

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

SIDEBAR TEXT: NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


THE BOARD OF TRUSTEES OF YOUR FUND RECENTLY MODIFIED CERTAIN INVESTMENT POLICIES OF THE FUND.
The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).


John Nuveen &Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286


www.nuveen.com
                                                                      FAN-2-6-99